                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_________811-06603____________________________
____Performance Funds Trust_____________________________________________________
                              (Exact name of registrant as specified in charter)
____3435 Stelzer Rd Columbus , OH  43219________________________________________
                        (Address of principal executive offices) (Zip code) ____3435 Stelzer Rd Columbus, OH 43219________________________________________
                                         (Name and address of agent for service)
Registrant's telephone number, including area code:____800-737-3676______

Date of fiscal year end:_______5/31/05____________

Date of reporting period:______5/31/05____________

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

      Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

[PERFORMANCE FUNDS LOGO]
Dear Shareholder:

ECONOMIC REVIEW

The U.S. economy remained free of any major disruptions during the Performance Funds' fiscal year ending May 31, 2005. Gross Domestic Product (GDP) growth moderated somewhat over the last year from the previous two years but remained strong and above the historic average. The deceleration in GDP growth was largely due to a slowdown in personal spending and nonresidential construction activity. Lately, however, there has been a continuing resilience on the housing front as well as increased retail spending. The housing market remains especially robust, due to low long-term interest rates. Seasonally adjusted rates of sales of both new and existing houses reached record highs. Fed Chairman Alan Greenspan suggested that there may be "froth" in some local real estate markets, but he does not believe that housing prices have escalated dangerously when considered on a national basis.

The Federal Reserve Board also remains convinced that the economy is solid, with inflation the biggest threat. Over the fiscal year, the Fed raised the rate on short-term interest rates from 1% to 3% by eight increases of one-quarter percentage points in as many meetings. These increases are based on the Fed's belief that short-term rates are still "too low to be consistent with sustainable growth and stable prices in the long run," a scenario they intend to counter with rate increases "at a measured pace conditional on the outlook for inflation and economic growth."

The treasury yield curve has flattened considerably from a historically steep curve as the Fed raised short-term rates while intermediate and long-term yields retreated. The yield on 10-year government bonds fell to a low four percent level, which is typically associated with a weak economy. Mr. Greenspan has expressed uncertainty as to why long-term rates have fallen as they have, dismissing several theories, such as a weak economy, underfunding of retirement plans, heavy buying of U.S. Treasury securities by foreigners and disinflationary effects of globalization. Notable, on the corporate level, was the downgrading of debt issued by General Motors and Ford to "junk" status by Standard & Poor's.

Although oil prices remain a wild card, fluctuating in the mid-$50s per barrel, consumers have yet to moderate their spending behavior, seemingly accepting gasoline prices that now regularly exceed $2 per gallon. While these prices have increased notably at the retail level, this surge did not manifest itself among other goods and services. In fact, the Conference Board's Consumer Confidence Index continued its upward trend since bottoming in early 2003 despite consumers' fears about the effects of rising oil prices on their buying power and job prospects. Businesses, still feeling the bruises of overexpansion during the first part of this decade, however, may be tempering any enthusiasm for both capital improvements and hiring until they feel that oil prices have stabilized. Indeed, employment has been somewhat sporadic, with strong monthly gains one month only to be followed by anemic numbers the next. However, the trend in unemployment has been down falling to 5.1%, its lowest point since 2001.

The recent strength in the U.S. dollar after three years of weakening was due largely to voters in both France and the Netherlands rejecting the European Union constitution, throwing into doubt possible economic reforms that have been on the drawing board. International assets have therefore, experienced some relative weakness to domestic securities of late. The rally in the U.S. stock market in the fourth quarter of 2004 was also impressive easing investor's minds and building confidence. Mid-cap and small-cap stocks outperformed large-cap stocks over the fiscal year (13% and 15% versus 6%, respectively). Finally, given the rise in oil prices, one could ascertain that the energy sector was the best performing sector during this time period, up more than 37%.

Unlike the summer of 2004, when various uncertainties about the economy hobbled everyone from investors to employers, the domestic economy seems to be on firmer ground now. Although inflation could escalate, especially if oil prices break out of their current price range, there do not appear to be any imminent threats to knock the economy off course.

Sincerely,

/s/ Douglas H. Ralston

Douglas H. Ralston, CFA
President
Trustmark Investment Advisors, Inc.
---------------

Trustmark Investment Advisors, Inc., a wholly-owned subsidiary of Trustmark National Bank, provides investment advisory and other services to the Funds and receives a fee for those services. This material is authorized for distribution only when preceded or accompanied by a prospectus. The Funds are distributed by Performance Funds Distributor, Inc.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC. THERE IS NO BANK GUARANTEE. MUTUAL FUNDS MAY LOSE VALUE. THE VIEWS EXPRESSED IN THIS SHAREHOLDER LETTER REFLECT THOSE OF THE PRESIDENT OF THE ADVISOR THROUGH THE YEAR ENDED MAY 31, 2005. THE PRESIDENT'S VIEWS ARE SUBJECT TO CHANGE BASED ON THE MARKET AND OTHER CONDITIONS.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE MONEY MARKET FUND

The Performance Money Market Fund saw short-term interest rates move sharply higher during the past fiscal year. The Federal Reserve moved interest rates higher on eight occasions during the past year. The Fed Funds target rate ended May 2005 at three percent from its starting point at the end of May 2004 of one percent. The Performance Money Market Fund saw its yield move substantially higher during this time frame as the 7-day yield of the Fund ended the fiscal year at 2.49% from its starting yield at the end of May 2004 of 0.62%. Yields on securities such as commercial paper and agency discount notes moved higher during this time frame as these rates are closely tied to the Fed Funds rate. The Fund maintained a relatively short average maturity during the past year due to the Federal Reserve actions. At the end of May 2005, the Fund had an average maturity of 36 days. The shorter average maturity allows the Fund to reinvest funds in higher rate securities more quickly after a Federal Reserve move which allows our shareholders to more quickly participate in the higher interest rate environment.

The Fund invests primarily in high-quality, short-term instruments such as U.S. Treasury obligations, U.S. Government agency issues, bankers' acceptances, commercial paper, and repurchase agreements. The Fund is considered a first tier Fund as a result of the high quality of the Fund's holdings per the respective ratings from Standard and Poor's (A-1 or A-1+) and Moody's (P-1). An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund's objective is to maintain a stable NAV of $1.00 per share. This has been accomplished since the Fund's inception, but there can be no guarantee that it will be in the future.

Signed,

/s/ Kelly J. Collins

Kelly J. Collins
Portfolio Manager
Trustmark Investment Advisors, Inc.
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2005. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE SHORT TERM GOVERNMENT INCOME FUND

The Performance Short Term Government Income Fund provided shareholders with a return of 1.72%(1) (Institutional Class) for the fiscal year ended May 31, 2005. The first half of this fiscal year was really a tale of two completely opposite three-month periods. During the summer months of 2004, the economy suffered through a "soft patch" as described by Federal Reserve Chairman Alan Greenspan. The Federal Reserve started its process of raising the Fed Funds target rate in June 2004 in order to remove some of the excess liquidity in the market. At the same time, the economy slowed just a bit and job creation was not as impressive as it had been during previous recoveries. As a result, bonds rallied through the summer even though the Fed was raising rates. The Fed continued to raise rates during the latter half of 2004 as the economy began to gain traction and job creation became more robust. Bond traders became less enthusiastic about bond prices during this time frame, which pushed rates higher by about 60 basis points (0.60%) in the short end of the yield curve. More rate hikes followed during the first part of 2005 as the Fed moved rates in 25 basis point increments eight times during the fiscal year. This caused a pronounced flattening of the yield curve as the spread between two-year notes and ten-year notes narrowed to about 40 basis points at the end of May 2005 after beginning the fiscal year with a spread of about 220 basis points.

Even though it was a difficult period in the fixed income markets, the Fund managed to provide a positive return for its shareholders. The Fund continues to maintain a slightly shorter duration then its benchmark although we have narrowed that gap considerably in the past few months. The Fund continues to use high quality investments for its shareholders such as U.S. Treasury securities, U.S. Government agency and mortgage related securities and high-grade corporate and municipal issues.

Signed,

/s/ Kelly J. Collins

Kelly J. Collins
Portfolio Manager
Trustmark Investment Advisors, Inc.
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM. Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2005. The manager's views are subject to change at any time based on the market and other conditions.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST
--------------------------------------------------------------------------------
                     THE SHORT TERM GOVERNMENT INCOME FUND
                        PERFORMANCE (AS OF MAY 31, 2005)
                                  (UNAUDITED)
[SHORT TERM GOVERNMENT INCOME FUND PERFORMANCE LINE GRAPH]

                                                                           MERRILL LYNCH 1-3 YR U.S.
                                              INSTITUTIONAL CLASS SHARES   TREASURY/AGENCY INDEX(1)
                                              --------------------------   ------------------------
5/95                                                   1000000                      1000000
                                                       1033900                      1038100
5/96                                                   1046500                      1052930
                                                       1087700                      1094850
5/97                                                   1106100                      1122540
                                                       1145700                      1163720
5/98                                                   1180700                      1200960
                                                       1220600                      1248740
5/99                                                   1234700                      1264840
                                                       1256200                      1290540
5/00                                                   1283400                      1316900
                                                       1340900                      1380740
5/01                                                   1404800                      1448380
                                                       1459300                      1514250
5/02                                                   1480900                      1540340
                                                       1523800                      1589680
5/03                                                   1547700                      1624220
                                                       1543200                      1626820
5/04                                                   1551200                      1634680
                                                       1564300                      1649040
5/05                                                   1577900                      1664590

-------------------------------------------------------------
                       CLASS A SHARES
                AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
                            1 YEAR      5 YEAR      10 YEAR
-------------------------------------------------------------
 Without Sales Charge         1.46%      3.94%       4.40%
-------------------------------------------------------------
 With Sales Charge*          -1.61%      3.30%       4.08%
-------------------------------------------------------------

* Reflects the maximum sales charge of 3.00%.

--------------------------------------------------------------
                  INSTITUTIONAL CLASS SHARES
                 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------
       1 YEAR               5 YEAR              10 YEAR
--------------------------------------------------------------
        1.72%                4.22%                4.67%
--------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The charts above represent a comparison of a hypothetical $1,000,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Merrill Lynch 1-3 Year U.S. Treasury/Agency Index is an unmanaged index comprised of U.S. Treasury issues, debt of U.S. Government agencies and corporate debt guaranteed by the U.S. Government. Maturities of the securities range from one to three years. The Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these services.

    Investors cannot invest directly in an index although they can invest in the underlying securities.

    The total returns reflect a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE INTERMEDIATE TERM INCOME FUND

The Performance Intermediate Term Income Fund provided shareholders with a return of 5.22%(1) (Institutional Class) for the fiscal year ended May 31, 2005.

In past letters we have outlined our cautious stance with regard to bonds in the intermediate sector. We have maintained a market yield while assuming little excess price risk, which resulted in performance in the upper half of our comparable peer universe for the period ending May 31, 2005. We remain tentative given the low rates available in the current market and the potential price volatility that could result in the future.

Prevailing interest rates provide very little cushion against future inflation in our opinion. Inflation can seriously erode future purchasing power and the current yield structure represents an extremely small return both historically and in potential future price risk.

Some market participants believe that we have entered a new era of global economics. This theory contends there is too much cash chasing too few bonds, and this will keep global rates low and stable for a long time. This could very well be true. We are not yet convinced and are not yet ready to expose your worth to excess risk. If rates stay in ranges of low value for a while, we will remain cautious for a while. In the meantime we will attempt to invest in attractive bond market instruments that maintain your purchasing power.

Signed,

/s/Jonathan Rogers

Jonathan Rogers, CFA
Trustmark National Bank
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM. Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2005. The manager's views are subject to change at any time based on the market and other conditions.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST
--------------------------------------------------------------------------------
                        THE INTERMEDIATE TERM INCOME FUND
                        PERFORMANCE (AS OF MAY 31, 2005)
                                   (UNAUDITED)
 [INTERMEDIATE TERM INCOME FUND PERFORMANCE LINE GRAPH]

                                             INSTITUTIONAL CLASS SHARES   MERRILL LYNCH GOVT./CORP.(1)
                                             --------------------------   ----------------------------
5/95                                                  1000000                       1000000
11/95                                                 1051700                       1059400
5/96                                                  1026600                       1049000
11/96                                                 1094300                       1118200
5/97                                                  1100500                       1123500
11/97                                                 1169600                       1201700
5/98                                                  1215300                       1252700
11/98                                                 1280800                       1324800
5/99                                                  1245300                       1304300
11/99                                                 1240900                       1309500
5/00                                                  1254100                       1330200
11/00                                                 1350300                       1430000
5/01                                                  1414500                       1500500
11/01                                                 1500500                       1593600
5/02                                                  1532500                       1617000
11/02                                                 1604100                       1710100
5/03                                                  1695200                       1849500
11/03                                                 1669500                       1815700
5/04                                                  1682000                       1823500
11/04                                                 1733300                       1889700
5/05                                                  1769900                       1952000

----------------------------------------------------------
                      CLASS A SHARES
               AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------
                         1 YEAR      5 YEAR      10 YEAR
----------------------------------------------------------
 Without Sales Charge      4.96%      6.87%       5.60%
----------------------------------------------------------
 With Sales Charge*       -0.60%      5.72%       5.03%
----------------------------------------------------------

* Reflects the maximum sales charge of 5.25%.

                                                        ------------------------------------------------------------------
                                                                                  CLASS B SHARES
                                                                         AVERAGE ANNUAL TOTAL RETURNS(2)
                                                        ------------------------------------------------------------------
                                                                                  1 YEAR         5 YEAR        10 YEAR
                                                        ------------------------------------------------------------------
                                                         Without Sales Charge      4.07%          6.07%          5.07%
                                                        ------------------------------------------------------------------
                                                         With Sales Charge*       -0.93%          5.75%          5.07%
                                                        ------------------------------------------------------------------

                                           * Reflects the applicable contingent
                                             deferred sales charge (max. 5.00%).

-----------------------------------------------------------
                INSTITUTIONAL CLASS SHARES
               AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------
      1 YEAR              5 YEAR              10 YEAR
-----------------------------------------------------------
       5.22%               7.13%               5.88%
-----------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The charts above represent a comparison of a hypothetical $1,000,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Merrill Lynch Government/Corporate Master Index (the "Index"), an unmanaged index, which is generally representative of the performance of corporate and U.S. Government bonds. The Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these services.

    Investors cannot invest directly in an index, although they can invest in the underlying securities.

(2) Class B Shares were not in existence prior to 10/2/98.

    Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares distribution fees, which if reflected, would have lowered performance.

    The total returns set forth reflects the waiver of a portion of the Fund's fees. Without the waiver of these fees, total returns for the period would have been lower.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
THE LARGE CAP EQUITY FUND

For the twelve months ended May 31, 2005, the Large Cap Equity Fund (the "Fund"), Institutional Class Shares returned 10.43%(1). This performance was higher than the return realized by the Standard & Poor's 500 Stock Index(2) of 8.22%. Some of this outperformance is a result of the fact the Fund is overweight Energy companies, which have benefited greatly from the rise in the price of oil.

Holdings in Consumer Discretionary stocks contributed to the outperformance of the Fund. Companies in the Homebuilding industry continued to profit from the low interest rate environment of mortgage rates and hot real estate market. KB Home (up 107%), Pulte Homes (up 45%), and Centex Corporation (up 35%) led the way in this sector. The Energy sector also supplied a great deal of the outperformance as the price of oil climbed from $40 to $55 per barrel during the period, with ConocoPhillips (up 50%), ExxonMobil (up 33%), and ChevronTexaco (up 23%). On the negative side, holdings in Coca Cola Enterprises, U.S. Steel, and Goldman Sachs hurt the funds performance, falling by 25%, 15% and 13%, respectively.

As of this writing, large-cap stocks have enjoyed a rally from levels a year ago, but have been stuck moving sideways since the end of 2004. Despite the continued rise in oil prices, and the Federal Reserve's persistence in increasing rates at a "measured" pace, large-cap stocks have performed admirably. If the economy should slow and corporate profits moderate, market participants may look to the large-cap sector of the market for more defensive names which historically have outperformed during economically hard times.

    LISTED BELOW ARE THE TOP TEN HOLDINGS OF THE FUND AS OF MAY 31, 2005(3):

 1.  Exxon Mobil                       5.74%
 2.  General Electric Co.              4.24%
 3.  Johnson & Johnson                 2.77%
 4.  Dell Inc.                         2.13%
 5.  Microsoft Corporation             1.93%
 6.  William Wrigley Jr. Co.           1.59%
 7.  Textron Inc.                      1.56%
 8.  Aetna Inc.                        1.44%
 9.  EOG Resources Inc.                1.41%
10.  Entergy Corporation               1.33%

Signed,

/s/ Douglas H. Ralston

Douglas H. Ralston, CFA
President
Trustmark Investment Advisors, Inc.

/s/ Douglas P. Muenzenmay
Doug P. Muenzenmay, CFA
Portfolio Manager
Trustmark Investment Advisors, Inc.

---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

(2) The Standard & Poor's 500 Stock Index (the "Index") is an unmanaged index that reflects the U.S. stock market as a whole. The Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3) Portfolio composition is subject to change. The ten largest holdings' percentages are based upon net assets as of May 31, 2005.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2005. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST
--------------------------------------------------------------------------------
                           THE LARGE CAP EQUITY FUND
                        PERFORMANCE (AS OF MAY 31, 2005)
                                  (UNAUDITED)
[LARGE CAP EQUITY FUND PERFORMANCE LINE GRAPH]

                                               INSTITUTIONAL CLASS SHARES           S&P 5001
                                               --------------------------           --------
5/95                                                    1000000                      1000000
11/95                                                   1150600                      1148800
5/96                                                    1287300                      1284100
11/96                                                   1489900                      1468600
5/97                                                    1661400                      1662200
11/97                                                   1901300                      1887300
5/98                                                    2201800                      2171700
11/98                                                   2375900                      2334200
5/99                                                    2603500                      2628400
11/99                                                   2758300                      2821900
5/00                                                    2742900                      2903600
11/00                                                   2565800                      2702700
5/01                                                    2413100                      2597300
11/01                                                   2246700                      2372600
5/02                                                    2086200                      2238000
11/02                                                   1860700                      1980900
5/03                                                    1887000                      2057500
11/03                                                   2008100                      2279700
5/04                                                    2133400                      2434400
11/04                                                   2301400                      2572500
5/05                                                    2355800                      2634700

----------------------------------------------------------
                      CLASS A SHARES
               AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------
                         1 YEAR      5 YEAR      10 YEAR
----------------------------------------------------------
 Without sales charge     10.16%      -3.24%      8.67%
----------------------------------------------------------
 With sales charge*        4.37%      -4.27%      8.09%
----------------------------------------------------------

* Reflects the maximum sales charge of 5.25%.

                                                        ----------------------------------------------------------
                                                                              CLASS B SHARES
                                                                     AVERAGE ANNUAL TOTAL RETURNS(2)
                                                        ----------------------------------------------------------
                                                                                1 YEAR      5 YEAR      10 YEAR
                                                        ----------------------------------------------------------
                                                         Without sales charge     9.34%      -3.96%       8.14%
                                                        ----------------------------------------------------------
                                                         With sales charge*       4.59%      -4.20%       8.14%
                                                        ----------------------------------------------------------

                                           * Reflects the applicable contingent
                                             deferred sales charge (max 5.00%).

-----------------------------------------------------------
                INSTITUTIONAL CLASS SHARES
               AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------
      1 YEAR              5 YEAR              10 YEAR
-----------------------------------------------------------
       10.43%              -3.00%              8.95%
-----------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The charts above represent a comparison of a hypothetical $1,000,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Standard & Poor's 500 Stock Index (the "Index"), which represents the U.S. stock market as a whole. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these services.

    Investors cannot invest directly in an index, although they can invest in the underlying securities.

(2) Class B Shares were not in existence prior to 10/2/98.

    Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares distribution fees, which if reflected, would have lowered performance.

    The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
THE MID CAP EQUITY FUND

For the twelve months ended May 31, 2005, the Mid Cap Equity Fund (the "Fund"), Institutional Class Shares returned 12.90%(1) compared to the Standard & Poor's Mid Cap 400 Stock Index(2), which returned 13.97%. Mid Cap stocks rallied nicely in the second half of 2004, and have been consolidating in a tight range since then.

The best two performing industries were Energy and Retailers. Energy stocks were driven higher as oil prices continued to climb towards $60 a barrel. The Fund's top performing Energy stocks were Valero Energy (up 109%), XTO Energy (up 65%), and Murphy Oil (up 49%). Retail stocks rallied as low interest rates fueled consumer spending. The Fund was led in this sector by The Neiman-Marcus Group (up 89%), Barnes & Noble (up 75%), Chico's FAS (up 59%), and Abercrombie & Fitch (up 59%). The Health Care sector produced several notable laggards in the portfolio in Varian Medical Systems (down 19%), Omnicare (down 37%), and Ivax (down 23%).

For the period Mid Cap stocks outperformed their Large Cap counterparts, continuing a four-year trend. With stocks of this size trading near all-time highs, investors continue to look to this area for above average results. We expect that Mid Cap returns will be relatively favorable in the near future. Their longer-term outlook will most likely be heavily influenced by operating results, valuation, and future interest rates.

    LISTED BELOW ARE THE TOP TEN HOLDINGS OF THE FUND AS OF MAY 31, 2005(3):

 1.  IShares Mid Cap SPDR              4.39%
 2.  Murphy Oil Corp.                  2.47%
 3.  Beckman Coulter, Inc.             2.14%
 4.  Valero Energy Corp.               1.88%
 5.  Chico's FAS, Inc.                 1.80%
 6.  XTO Energy Inc.                   1.70%
 7.  Cognizant Technology              1.62%
 8.  Electronic Arts Inc.              1.61%
 9.  Questar Corporation               1.59%
10.  Constellation Brands, Inc.        1.58%

Signed,

/s/ Douglas H. Ralston

Douglas H. Ralston, CFA
President
Trustmark Investment Advisors, Inc.
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

(2) The Standard & Poor's 400 Stock Index (the "Index") is an unmanaged capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market where the market capitalization is approximately $700 million. The Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3) Portfolio composition is subject to change. The ten largest holdings' percentages are based upon net assets as of May 31, 2005.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2005. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST
--------------------------------------------------------------------------------
                            THE MID CAP EQUITY FUND
                        PERFORMANCE (AS OF MAY 31, 2005)
                                  (UNAUDITED)
[MID CAP EQUITY FUND PERFORMANCE LINE GRAPH]

                                               INSTITUTIONAL CLASS SHARES        S&P MIDCAP 400(1)
                                               --------------------------        -----------------
5/95                                                    1000000                      1000000
11/95                                                   1166300                      1161500
5/96                                                    1330600                      1284600
11/96                                                   1458300                      1379600
5/97                                                    1631600                      1517900
11/97                                                   1907400                      1758300
5/98                                                    2074700                      1971800
11/98                                                   1917000                      1941100
5/99                                                    2052600                      2207000
11/99                                                   2204900                      2355900
5/00                                                    2228200                      2680500
11/00                                                   2273300                      2724400
5/01                                                    2342500                      2973200
11/01                                                   2169700                      2771900
5/02                                                    2371100                      3044300
11/02                                                   2072300                      2598900
5/03                                                    2215500                      2766100
11/03                                                   2624000                      3323600
5/04                                                    2823800                      3505600
11/04                                                   2997000                      3778600
5/05                                                    3188100                      3995700

----------------------------------------------------------
                      CLASS A SHARES
               AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------
                         1 YEAR      5 YEAR      10 YEAR
----------------------------------------------------------
 Without Sales Charge     12.69%      7.17%       12.02%
----------------------------------------------------------
 With Sales Charge*        6.78%      6.02%       11.41%
----------------------------------------------------------

* Reflects the maximum sales charge of 5.25%.

                                                        ------------------------------------------------------------
                                                                               CLASS B SHARES
                                                                      AVERAGE ANNUAL TOTAL RETURNS(2)
                                                        ------------------------------------------------------------
                                                                                1 YEAR      5 YEAR       10 YEAR
                                                        ------------------------------------------------------------
                                                         Without Sales Charge    11.81%      6.34%        11.44%
                                                        ------------------------------------------------------------
                                                         With Sales Charge*       6.90%      6.07%        11.44%
                                                        ------------------------------------------------------------

                                           * Reflects the applicable contingent
                                             deferred sales charge (max. 5.00%).

-----------------------------------------------------------
                INSTITUTIONAL CLASS SHARES
               AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------
      1 YEAR              5 YEAR              10 YEAR
-----------------------------------------------------------
       12.90%              7.43%               12.29%
-----------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The charts above represent a comparison of a hypothetical $1,000,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Standard & Poor's MidCap 400 Stock Index (the "Index"), which is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services.

    Investors cannot invest directly in an index, although they can invest in the underlying securities.

(2) Class B Shares were not in existence prior to 10/2/98.

    Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares distribution fees, which if reflected, would have lowered performance.

    The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

THE LEADERS EQUITY FUND

For the twelve months ended May 31, 2005, the Leaders Equity Fund (the "Fund") Institutional Class Shares returned 7.99%(1), while the Russell 1000 Index(2) returned 9.41% and the Russell 1000 Growth(3) Index returned 3.73%.

Sector overweights in Consumer Discretionary and Energy helped performance, as those were the two best performing sectors for the period. The Fund's Consumer Discretionary holdings were led by Retailers such as Urban Outfitters (up 46.05%), American Eagle Outfitters (up 43.39%), and Chico's FAS (up 30.21%), as the economy continues to be fueled by consumer spending. The Fund's Energy holdings were led by Noble Energy (up 34.95%) and Burlington Resources (up 32.02%). The laggards during the period included Career Education (down 35%), Claire's Stores (down 24%), and Pacific Sunwear of California (down 21%).

The Fund began the fiscal year with overweights in the Consumer Discretionary, Health Care, and Industrials sectors. These sectors remain overweighted relative to the Index but to a lesser degree, as our Energy and Utility exposure has increased. The large oil conglomerates as well as the oil suppliers and natural gas companies in particular have enjoyed a healthy increase in earnings power over the past twelve months as crude oil climbed from a low of $35 a barrel in June to a high of $57 a barrel in April. As always, the Fund will continue to focus on companies with strong current earnings growth and price momentum.

    LISTED BELOW ARE THE TOP TEN HOLDINGS OF THE FUND AS OF MAY 31, 2005:(4)

 1.  Chico's FAS, Inc.                 2.49%
 2.  The Ryland Group, Inc.            2.41%
 3.  American Eagle Outfitters         2.32%
 4.  Noble Energy, Inc.                2.27%
 5.  Cognizant Technology Solutions    2.25%
 6.  Caremark Rx., Inc.                2.20%
 7.  Burlington Resources, Inc.        2.20%
 8.  UnitedHealth Group Inc.           2.16%
 9.  Ashland Inc.                      2.16%
10.  D.R. Horton Inc.                  2.16%

Signed,

/s/ Douglas H. Ralston

Douglas H. Ralston, CFA
President
Trustmark Investment Advisors, Inc.

/s/ Douglas P. Muenzenmay
Doug P. Muenzenmay, CFA
Portfolio Manager
Trustmark Investment Advisors, Inc.

---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

(2) The Russell 1000 Index is an unmanaged capitalization weighted index which measures the performance of the 1,000 largest companies based on total market capitalization.

(3) The Russell 1000 Growth Index is an unmanaged index comprised of the securities in the Russell 1000 Index with a greater-than average growth orientation.

    The performance of these indices does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(4) Portfolio composition is subject to change. The ten largest holdings' percentages are based upon net assets as of May 31, 2005.

As a non-diversified fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2005. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST
--------------------------------------------------------------------------------
                            THE LEADERS EQUITY FUND
                        PERFORMANCE (AS OF MAY 31, 2005)
                                  (UNAUDITED)
[THE LEADERS EQUITY FUND PERFORMANCE LINE GRAPH]

                                        INSTITUTIONAL CLASS
                                               SHARES             RUSSELL 1000(1)       RUSSELL 1000 GROWTH(2)
                                        -------------------       ---------------       ----------------------
9/00                                          1000000                1000000                1000000
11/00                                          844300                 855900                 735400
5/01                                           789200                 823800                 625200
11/01                                          669200                 750400                 567800
5/02                                           728200                 713900                 494700
11/02                                          568200                 629900                 439000
5/03                                           619200                 658900                 455900
11/03                                          713200                 736600                 512500
5/04                                           751200                 783400                 538100
11/04                                          819300                 829800                 542400
5/05                                           811200                 857300                 556000

----------------------------------------------------------
                      CLASS A SHARES
               AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------
                        1 YEAR      5 YEAR    INCEPTION(#)
----------------------------------------------------------
  Without Sales          7.65%        N/A        -4.54%
  Charge
----------------------------------------------------------
  With Sales Charge*     2.04%        N/A        -5.61%
----------------------------------------------------------

* Reflects the maximum sales charge of 5.25%.

                                                        ----------------------------------------------------------
                                                                              CLASS B SHARES
                                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                        ----------------------------------------------------------
                                                                                1 YEAR      5 YEAR    INCEPTION(#)
                                                        ----------------------------------------------------------
                                                         Without Sales Charge    6.92%        N/A        -5.28%
                                                        ----------------------------------------------------------
                                                         With Sales Charge*      1.92%        N/A        -5.68%
                                                        ----------------------------------------------------------

                                           * Reflects the applicable contingent
                                             deferred sales charge (max. 5.00%).

-----------------------------------------------------------
                INSTITUTIONAL CLASS SHARES
               AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------
      1 YEAR              5 YEAR           INCEPTION(#)
-----------------------------------------------------------
       7.99%                N/A                -4.31%
-----------------------------------------------------------

                       (#) Inception date for all classes of the Leaders Equity
                           Fund is 9/1/00.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The charts above represent a comparison of a hypothetical $1,000,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index (the "Index"). The Russell 1000 Index is an unmanaged capitalization weighted index which measures the performance of the 1,000 largest companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these services.

(2) The charts above represent a comparison of a hypothetical $1,000,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Growth (the "Growth Index"). The Russell 1000 Growth is an unmanaged capitalization weighted index containing those securities in the underlying Russell 1000 Index with a greater than average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher growth rates. The Growth Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these services.

    Investors cannot invest directly in an index, although they can invest in the underlying securities.

    The total returns set forth reflect a reduction of a portion of the Fund's fees. Without the reduction of these fees, total returns for the period would have been lower.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
THE STRATEGIC DIVIDEND FUND

On November 9, 2004, the Performance Family of Funds officially launched its new Strategic Dividend Fund (the "Fund"), sub-advised by Orleans Capital Management. For the six months ended May 31, 2005, Institutional Class Shares returned 3.22%(1) compared to the Dow Jones Select Dividend Index, which returned 2.01%(2) during that time period. Outperformance is attributable to a combination of the Fund's superior dividend yield as compared to the Index and the Fund's overweighting of the outperforming energy, financial and utilities sectors. The Fund maintains an overall annual yield in excess of 4% and an average dividend growth rate of more than 8%.

The holdings that performed particularly well during the period belonged to a variety of economic sectors, but were concentrated in the energy, financial and utilities sectors. Energy company Kerr McGee produced a return in excess of 21 % during the period, while financial service companies Hibernia National Bank rose 27% and Equity Office Properties increased 20%. Underperforming holdings were primarily from the Basic Materials and Telecommunications sectors, with Alcoa Aluminum declining 18% and Verizon falling 10%.

Assets in the Fund have increased significantly during the period, with the Fund's total assets more than doubling from approximately $9.2 million on November 30, 2004, to more than $20.4 million at May 31, 2005.

     LISTED BELOW ARE THE TOP TEN HOLDINGS OF THE FUND AT MAY 31, 2005:(3)

 1.   iShares DJ Dividend Fund      3.0%
 2.   Altria Group, Inc.            2.3%
 3.   Boston Properties             2.2%
 4.   Temple Inland                 2.1%
 5.   Equity Office Properties      2.1%
 6.   Allstate                      2.1%
 7.   Public Storage                2.1%
 8.   NiSource                      2.1%
 9.   Duke Power                    2.0%
10.   OG&E Energy                   2.0%

Signed,

-s- L. Farrell Crane, Jr.
L. Farrell Crane, Jr.
Director of Research
Orleans Capital Management
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

(2) The Dow Jones Select Dividend Index is an unmanaged index comprised of securities which have an annual average daily dollar trading volume of more than $1.5 million.

    The performance of this index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3) Portfolio composition is subject to change. The ten largest holdings' percentages are based upon net assets as of May 31, 2005.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2005. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST
--------------------------------------------------------------------------------
                          THE STRATEGIC DIVIDEND FUND
                        PERFORMANCE (AS OF MAY 31, 2005)
                                  (UNAUDITED)
[THE STRATEGIC DIVIDEND FUND PERFORMANCE LINE GRAPH]

                                                                            DOW JONES SELECT DIVIDEND
                                               INSTITUTIONAL CLASS SHARES            INDEX(1)
                                               --------------------------   -------------------------
10/04                                                   1000000                      1000000
11/04                                                   1007000                      1046600
12/04                                                   1034200                      1060200
1/05                                                    1010100                      1031700
2/05                                                    1047100                      1055600
3/05                                                    1031400                      1044200
4/05                                                    1030100                      1037900
5/05                                                    1039400                      1067700

----------------------------------------------------------
                      Class A Shares
               Average Annual Total Returns
----------------------------------------------------------
                        1 YEAR      5 YEAR    INCEPTION(#)
----------------------------------------------------------
 Without Sales Charge      N/A         N/A        3.91%
----------------------------------------------------------
 With Sales Charge*        N/A         N/A       -1.50%
----------------------------------------------------------

                       * Reflects the maximum sales charge of 5.25%.

-----------------------------------------------------------
                Institutional Class Shares
               Average Annual Total Returns
-----------------------------------------------------------
      1 YEAR              5 YEAR           INCEPTION(#)
-----------------------------------------------------------
         N/A                 N/A               3.94%
-----------------------------------------------------------

                       (#) Inception date for all classes of the Strategic
                           Dividend Fund is 11/9/04.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The charts above represent a comparison of a hypothetical $1,000,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Dow Jones Select Dividend Index (the "Index"). The Dow Jones Select Dividend Index is an unmanaged index comprised of securities which have an annual average daily dollar trading volume of more than $1.5 million. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these services.

    Investors cannot invest directly in an index, although they can invest in the underlying securities.

    The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE ADVISOR LIFESTYLE SERIES

The Performance Advisor Lifestyle Series (PALS) continues to produce solid returns from the investment in the Performance Funds family. Each of the three fund-of-funds, Conservative, Moderate, and Growth performed as expected for their given risk levels. In the fiscal year, the underlying equity funds reaped most of the gains, while the fixed income funds and money market funds experienced modest relative returns.

The allocation of the PALS funds will fluctuate around the target strategic allocation to reflect Management's current asset allocation position. There was little change in the allocations during the year as the overweighting in equity funds proved to be the correct decision given the out-performance of stocks versus bonds.

As of May 31, 2005, the model allocations for each fund were as follows:

                                                              CONSERVATIVE    MODERATE    GROWTH
ASSET                                                             FUND          FUND       FUND
-----                                                         ------------    --------    ------
Performance Money Market Fund                                       5%            0%         0%
Performance Short Term Fixed Income Fund                           40%           30%        25%
Performance Intermediate Term Fixed Income Fund                    20%           15%         5%
Performance Large Cap Equity Fund                                  25%           20%        25%
Performance Mid Cap Equity Fund                                    10%           25%        30%
Performance Leaders Equity Fund                                     0%           10%        15%

The strong equity performance over bonds and cash fell in-line with what is typically expected from a historical mean return perspective. The S&P 500 Index(1) returned 8.22% for the year, while, overall, the Performance equity funds added value by producing returns of 10.43%, 12.90%, and 7.99% for the Large Cap, Mid Cap and Leaders Fund (Institutional Shares), respectively. With the largest allocations in the funds that performed the best, these gains added significant appreciation to the previous year's strong performance. Management has maintained a larger allocation in the equity funds, particularly the Mid Cap asset class in 2005.

Bonds also performed comparably with historical standards but surprisingly better than expectations. The Short-term and Intermediate-term Bond Funds produced returns of 1.72% and 5.22% (Institutional Shares) for the fiscal year. In anticipation of higher interest rates, allocations in shorter bonds were increased relative to intermediate bonds late in the fiscal year. This more conservative posture was taken to minimize the volatility and guard against a loss of principal in a rising interest rate environment. Positions remain slightly under-weighted in the fixed income funds relative to their target allocations.

Results for the Performance Advisor Lifestyle Series are listed below:

                                                              CONSERVATIVE    MODERATE    GROWTH
TIME PERIOD                                                       FUND          FUND       FUND
-----------                                                   ------------    --------    ------
Fiscal Year (May 31, 2004 - May 31, 2005)                         4.25%         6.19%      6.89%
Since Inception (August 4, 2003 - May 31, 2005)                   4.68%         8.35%      9.88%
Year-to-date (through May 31, 2005)                               0.71%         0.74%      0.43%

Signed,

-s- Ben Edwards
Ben Edwards
Portfolio Manager
Trustmark Investment Advisors
---------------

(1) The Standard & Poor's 500 Stock Index (the "Index") is an unmanaged index that reflects the U.S. stock market as a whole. The Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The views expressed in this report reflect those of the portfolio manager for the year ended May 31, 2005. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST
--------------------------------------------------------------------------------
                      PERFORMANCE ADVISOR LIFESTYLE SERIES
                        PERFORMANCE (AS OF MAY 31, 2005)
                                  (UNAUDITED)
[PERFORMANCE ADVISOR LIFESTYLE SERIES LINE GRAPH]

                               ADVISOR LIFESTYLE   ADVISOR LIFESTYLE   ADVISOR LIFESTYLE
                                    GROWTH             MODERATE          CONSERVATIVE        MERRILL LYNCH
                                   C Shares            C Shares            C Shares          GOVT./CORP.(2)   S & P 500(1)
                               -----------------   -----------------   -----------------     --------------   ------------
8/04/03                                10000               10000               10000             10000             10000
8/03                                   10190               10150               10060           10059.5           10194.6
11/03                                  10720               10610               10287           10267.1           10750.7
2/04                                   11170               10970               10564           10583.7           11681.8
5/04                                   11110               10900               10427           10311.5           11480.3
8/04                                   10940               10822               10433           10681.8           11361.5
11/04                                  11630               11342               10706           10685.8           12131.7
2/05                                   11927               11577               10837             10806             12496
5/05                                   11876               11575               10871           11038.1           12425.1

--------------------------------------------------------------
                   GROWTH PORTFOLIO CLASS C
                 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------
       1 YEAR               5 YEAR            INCEPTION(#)
--------------------------------------------------------------
        6.89%                  NA                 9.88%
--------------------------------------------------------------

--------------------------------------------------------------
                  MODERATE PORTFOLIO CLASS C
                 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------
       1 YEAR               5 YEAR            INCEPTION(#)
--------------------------------------------------------------
        6.19%                  NA                 8.35%
--------------------------------------------------------------

--------------------------------------------------------------
                CONSERVATIVE PORTFOLIO CLASS C
                 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------
       1 YEAR               5 YEAR            INCEPTION(#)
--------------------------------------------------------------
        4.25%                  NA                 4.68%
--------------------------------------------------------------

      (#)Inception date for all of the Advisor Lifestyle Series is 8/4/03.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The charts above represent a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Standard & Poor's 500 Stock Index (the "S&P Index"), which represents the U.S. stock market as a whole. The S&P Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and accounting fees. The Portfolio's performance reflects the deduction of fees for these services.

(2) The Merrill Lynch Government/Corporate Master Index (the "ML Index") is an unmanaged index, which is generally representative of the performance of corporate and U.S. Government bonds. The ML Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Portfolio's performance reflects the deduction of fees for these services.

    Investors cannot invest directly in an index, although they can invest in the underlying securities.

    The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST
THE MONEY MARKET FUND
Schedule of Portfolio Investments
May 31, 2005

 PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION          VALUE
 ---------        --------------------          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 39.6%
FEDERAL HOME LOAN BANK -- 20.4%
$15,000,000   2.93%**, 6/8/05..............  $ 14,991,469
 40,000,000   2.86%*, 6/10/05..............    39,971,399
  5,000,000   1.75%, 8/12/05...............     4,991,398
  5,000,000   2.51%, 11/4/05...............     5,000,000
 10,000,000   2.39%, 11/10/05..............    10,000,000
  5,000,000   3.00%, 1/18/06...............     4,998,011
  5,000,000   2.38%, 2/15/06...............     4,963,234
  9,750,000   3.00%, 2/23/06...............     9,746,791
  5,000,000   3.00%, 5/15/06...............     4,971,284
                                             ------------
                                               99,633,586
                                             ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 14.4%
 30,000,000   2.91%**, 6/13/05.............    29,971,000
 15,000,000   2.97%**, 6/21/05.............    14,975,333
 25,000,000   2.93%**, 6/22/05.............    24,957,417
                                             ------------
                                               69,903,750
                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.8%
 20,000,000   2.95%**, 6/6/05..............    19,991,805
  3,215,000   5.75%, 6/15/05...............     3,218,660
                                             ------------
                                               23,210,465
                                             ------------
      TOTAL U.S. GOVERNMENT AGENCY
      OBLIGATIONS..........................   192,747,801
                                             ------------
COMMERCIAL PAPER** -- 42.9%
BEVERAGES -- 2.7%
 13,400,000   Pepsico, Inc., 3.01%,
                7/8/05.....................    13,358,683
                                             ------------
CONSUMER GOODS & SERVICES -- 6.8%
 10,000,000   Hershey Foods Corporation,
                3.06%, 7/12/05.............     9,965,264
 23,000,000   Proctor & Gamble Company,
                3.05%, 7/19/05.............    22,907,080
                                             ------------
                                               32,872,344
                                             ------------
DIVERSIFIED -- 4.1%
 20,000,000   3M Company, 2.99%, 6/17/05...    19,973,511
                                             ------------
ENERGY -- 9.6%
 24,000,000   ChevronTexaco, 3.00%,
                6/2/05.....................    23,998,007
 10,000,000   Dupont (EI) Nemours, 2.99%,
                6/24/05....................     9,980,961
 12,084,000   Dupont (El) Nemours, 3.00%,
                6/28/05....................    12,056,902
                                             ------------
                                               46,035,870
                                             ------------

 PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION          VALUE
 ---------        --------------------          -----
COMMERCIAL PAPER** (CONTINUED)
FINANCIAL SERVICES -- 8.0%
$24,000,000   General Electric Capital
                Corporation, 3.02%,
                6/1/05.....................  $ 24,000,000
 15,000,000   Merrill Lynch & Company,
                3.01%, 6/15/05.............    14,982,500
                                             ------------
                                               38,982,500
                                             ------------
NEWSPAPERS -- 2.1%
 10,400,000   Gannett Company, 2.98%,
                6/9/05.....................    10,393,113
                                             ------------
RETAIL -- 4.9%
 14,000,000   Wal-Mart Stores, 2.97%,
                6/7/05.....................    13,993,094
 10,000,000   Wal-Mart Stores, 2.99%,
                6/21/05....................     9,983,444
                                             ------------
                                               23,976,538
                                             ------------
UTILITIES -- 4.7%
 23,000,000   National Rural Utilities,
                3.04%, 6/14/05.............    22,974,834
      TOTAL COMMERCIAL PAPER...............   208,567,393
                                             ------------
CORPORATE BONDS -- 3.1%
FINANCIAL SERVICES -- 3.1%
  5,000,000   Bear Stearns Company, 3.00%,
                3/30/06....................     4,973,076
  5,000,000   Merrill Lynch & Company,
                3.68%*, 5/22/06............     5,020,451
  5,000,000   Morgan Stanley Dean Witter,
                6.10%, 4/15/06.............     5,099,049
                                             ------------
      TOTAL CORPORATE BONDS................    15,092,576
                                             ------------
MUNICIPAL BONDS -- 1.4%
MISSISSIPPI -- 1.4%
  6,580,000   Mississippi Business Finance
                Corporation, 3.12%*,
                4/1/21.....................     6,580,000
                                             ------------
      TOTAL MUNICIPAL BONDS................     6,580,000
                                             ------------
CERTIFICATES OF DEPOSIT -- 4.1%
FINANCIAL SERVICES -- 4.1%
 10,000,000   First Tennessee Bank, 3.02%,
                6/3/05.....................    10,000,000
 10,000,000   First Tennessee Bank, 3.03%,
                6/9/05.....................    10,000,000
                                             ------------
      TOTAL CERTIFICATES OF DEPOSIT........    20,000,000
                                             ------------

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE MONEY MARKET FUND
Schedule of Portfolio Investments (continued)
May 31, 2005

 PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION          VALUE
 ---------        --------------------          -----
REPURCHASE AGREEMENTS -- 9.1%
$44,287,399   Bank of America Securities,
                3.03%, 6/1/05, with a
                maturity value of
                $44,291,127 (fully
                collateralized by Federal
                National Mortgage
                Association notes with a
                maturity date of 11/15/30
                and value of
                $45,173,252)...............  $ 44,287,399
                                             ------------
      TOTAL REPURCHASE AGREEMENTS..........    44,287,399
                                             ------------
      TOTAL (Amortized Cost
      $487,275,169)(a).....................  $487,275,169
                                             ============

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial reporting purposes is the same.

* Variable rate note. Rate disclosed represents the rate in effect at May 31, 2005.

** Discount note. Rate disclosed represents the effective yield at May 31, 2005.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE SHORT TERM GOVERNMENT INCOME FUND
Schedule of Portfolio Investments
May 31, 2005

 PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION          VALUE
 ---------        --------------------          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 94.9%
FEDERAL FARM CREDIT BANK -- 2.9%
$ 2,500,000   3.40%, 8/27/08...............  $  2,456,250
                                             ------------
FEDERAL HOME LOAN BANK -- 27.5%
  2,500,000   3.25%, 8/15/05...............     2,499,275
  2,280,000   3.00%, 8/30/06...............     2,261,067
  2,500,000   3.05%, 11/27/06..............     2,476,678
  3,000,000   3.50%, 5/15/07...............     2,983,911
  3,000,000   3.75%, 5/15/07...............     2,996,238
  2,000,000   4.88%, 5/15/07...............     2,039,496
  3,000,000   3.88%, 6/8/07................     2,999,999
  3,000,000   3.80%, 8/24/07...............     2,995,176
  2,000,000   4.00%, 3/10/08...............     2,002,724
                                             ------------
                                               23,254,564
                                             ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 9.4%
  2,000,000   4.00%, 8/10/07...............     2,004,028
  3,000,000   3.88%, 6/15/08...............     3,003,750
  3,000,000   4.00%, 1/14/09...............     2,967,024
                                             ------------
                                                7,974,802
                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 25.9%
  3,000,000   3.13%, 7/15/06...............     2,982,117
  2,000,000   3.13%, 4/5/07................     1,975,682
  3,000,000   3.88%, 5/15/07...............     3,002,370
  2,500,000   3.41%, 8/30/07...............     2,470,495
  3,000,000   3.00%, 7/16/08...............     2,921,250
  4,500,000   4.00%, 1/26/09...............     4,490,770
    899,642   3.50%, 3/25/09...............       898,570
  3,158,213   4.50%, 3/25/21...............     3,161,713
                                             ------------
                                               21,902,967
                                             ------------
U.S. GOVERNMENT AGENCY MORTGAGES -- 29.2%
  2,987,892   Federal Home Loan Mortgage
                Corporation, 5.00%,
                9/15/12, Series 2702 WA....     3,019,803

 PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION          VALUE
 ---------        --------------------          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
U.S. GOVERNMENT AGENCY MORTGAGES (CONTINUED)
$ 3,000,000   Federal Home Loan Mortgage
                Corporation, 4.50%,
                12/15/17, Series 2690 TB...  $  3,011,100
  5,000,000   Federal Home Loan Mortgage
                Corporation, 4.00%,
                5/15/22, Series 2693 JC....     5,011,600
  4,586,827   Federal Home Loan Mortgage
                Corporation, 3.50%,
                9/15/22, Series 2715 QB....     4,545,775
    964,349   Government National Mortgage
                Association, 3.75%,
                12/20/23, Series 2003-66
                HG.........................       962,824
  1,940,659   Government National Mortgage
                Association, 4.00%,
                7/20/26, Series 2003-41
                PA.........................     1,938,311
  3,641,000   Government National Mortgage
                Association, 3.25%,
                6/16/27, Series 2004-26
                HD.........................     3,569,656
  2,648,535   Government National Mortgage
                Association, 3.47%,
                4/20/34, Series 2004-22
                BK.........................     2,596,332
                                             ------------
                                               24,655,401
                                             ------------
      TOTAL U.S. GOVERNMENT AGENCY
      OBLIGATIONS..........................    80,243,984
                                             ------------
INVESTMENT COMPANIES -- 4.9%
  4,129,111   Performance Money Market
                Fund, Institutional Class
                (b)........................     4,129,111
                                             ------------
      TOTAL INVESTMENT COMPANIES...........     4,129,111
                                             ------------
      TOTAL (Cost $85,133,780)(a)..........   $84,373,095
                                             ============

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial reporting purposes are substantially the same and differs from value by net unrealized depreciation of securities as follows:

          Unrealized appreciation.....................................  $  60,994
          Unrealized depreciation.....................................   (821,679)
                                                                        ---------
          Net unrealized depreciation.................................  $(760,685)
                                                                        =========

(b) Affiliated security.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE INTERMEDIATE TERM INCOME FUND
Schedule of Portfolio Investments
May 31, 2005

 PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION          VALUE
 ---------        --------------------          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 62.6%
FEDERAL AGRICULTURAL MORTGAGE CORPORATION -- 1.5%
$ 1,000,000   5.93%, 6/4/08................  $  1,056,670
                                             ------------
FEDERAL FARM CREDIT BANK -- 3.0%
  2,000,000   5.88%, 7/28/08...............     2,115,000
                                             ------------
FEDERAL HOME LOAN BANK -- 1.4%
  1,000,000   6.38%, 8/15/06...............     1,029,960
                                             ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 19.8%
  2,000,000   6.63%, 9/15/09...............     2,206,452
  3,000,000   4.50%, 11/15/13, Series 2770
                UH.........................     3,018,059
  2,000,000   4.50%, 2/15/15, Series 2658
                PD.........................     2,007,340
  3,000,000   4.00%, 5/15/15, Series 2617
                UM.........................     2,960,580
  3,000,000   4.50%, 7/15/15, Series 2633
                PC.........................     3,005,820
  1,000,000   5.00%, 5/15/34, Series 2922
                QE.........................       993,870
                                             ------------
                                               14,192,121
                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 13.7%
  3,000,000   4.50%, 5/25/15, Series
                2003-54 TC.................     3,007,754
    225,094   7.00%, 4/1/20, Pool
                #253299....................       238,325
    135,080   7.50%, 9/1/29, Pool
                #252717....................       144,904
  1,317,998   4.00%, 12/25/29, Series
                2003-27 EC.................     1,297,243
  3,000,000   5.00%, 8/25/30, Series
                2003-54 PE.................     3,052,505
  2,000,000   5.50%, 12/25/34, Series
                2004-96 QD.................     2,069,261
                                             ------------
                                                9,809,992
                                             ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 11.6%
      4,507   9.00%, 3/15/20, Pool
                #271741....................         4,953
  1,878,839   4.00%, 4/16/28, Series
                2003-34 PH.................     1,871,380
    404,593   7.00%, 10/15/29, Pool
                #510559....................       429,128
    195,729   7.50%, 10/15/29, Pool
                #510534....................       210,025
    584,001   8.00%, 2/15/30, Pool
                #529127....................       631,790
  3,000,000   5.50%, 4/20/30, Series
                2003-86 QD.................     3,084,571
  2,000,000   5.50%, 3/20/34, Series
                2004-27 QD.................     2,084,180
                                             ------------
                                                8,316,027
                                             ------------
TENNESSEE VALLEY AUTHORITY -- 11.6%
  2,000,000   6.38%, 6/15/05...............     2,002,500
  2,000,000   7.14%, 5/23/12...............     2,345,000
  3,500,000   6.00%, 3/15/13...............     3,907,932
                                             ------------
                                                8,255,432
                                             ------------
      TOTAL U.S. GOVERNMENT AGENCY
      OBLIGATIONS..........................    44,775,202
                                             ------------

 PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION          VALUE
 ---------        --------------------          -----
U.S. TREASURY OBLIGATIONS -- 8.6%
U.S. TREASURY INFLATION PROTECTED BONDS -- 8.6%
$ 2,000,000   3.50%, 1/15/11...............  $  2,481,903
  3,000,000   3.38%, 1/15/12...............     3,674,321
                                             ------------
      TOTAL U.S. TREASURY OBLIGATIONS   ...     6,156,224
                                             ------------
CORPORATE BONDS -- 26.3%
AEROSPACE/DEFENSE -- 1.4%
    250,000   Raytheon Company, 7.38%,
                7/15/25....................       257,813
    250,000   Rockwell International
                Corporation, 6.63%,
                6/1/05.....................       250,000
    500,000   Rockwell International
                Corporation, 6.15%,
                1/15/08....................       522,500
                                             ------------
                                                1,030,313
                                             ------------
AUTOMOTIVE -- 1.4%
  1,000,000   General Motors Corporation,
                7.10%, 3/15/06.............       990,000
                                             ------------
BEVERAGES -- 1.6%
  1,000,000   Coca-Cola Enterprises, 7.13%,
                9/30/09....................     1,111,250
                                             ------------
CHEMICALS -- 0.4%
    250,000   Air Products & Chemicals,
                Inc., 6.24%, 1/13/10.......       269,063
                                             ------------
CONSUMER NON-DURABLE -- 0.4%
    250,000   Kimberly-Clark Corporation,
                6.88%, 2/15/14.............       292,188
                                             ------------
ELECTRIC & ELECTRONIC EQUIPMENT -- 1.6%
  1,000,000   Emerson Electric, 7.13%,
                8/15/10....................     1,132,500
                                             ------------
FINANCIAL SERVICES -- 8.5%
    500,000   American General Corporation,
                6.75%, 6/15/05.............       500,625
    500,000   Bankers Trust Corporation,
                7.50%, 11/15/15............       591,874
    250,000   Chase Manhattan Corporation,
                6.50%, 1/15/09.............       268,125

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE INTERMEDIATE TERM INCOME FUND
Schedule of Portfolio Investments (continued)
May 31, 2005

 PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION          VALUE
 ---------        --------------------          -----
CORPORATE BONDS (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
$   500,000   CNA Financial Corporation,
                6.60%, 12/15/08............  $    527,426
    250,000   First Bank, 6.88%, 4/1/06....       254,688
  1,000,000   Ford Motor Credit
                Corporation, 7.75%,
                2/15/07....................     1,013,851
    650,000   General Electric Capital
                Corporation, 6.90%,
                9/15/15....................       759,687
    500,000   Household Finance
                Corporation, 6.88%,
                3/1/07.....................       522,745
    500,000   ITT Hartford Corporation,
                7.30%, 11/1/15.............       578,750
    500,000   John Deere Capital
                Corporation, 6.00%,
                2/15/09....................       528,127
    500,000   Texaco Capital, Inc., 5.70%,
                12/1/08....................       503,750
                                             ------------
                                                6,049,648
                                             ------------
FOOD PRODUCTS & SERVICES -- 3.0%
  1,000,000   Campbell Soup Company, 6.75%,
                2/15/11....................     1,118,749
  1,000,000   Heinz (H.J.) Company, 6.00%,
                3/15/08....................     1,045,294
                                             ------------
                                                2,164,043
                                             ------------
RAILROADS -- 2.2%
    500,000   Norfolk Southern Railway
                Corporation, 7.00%,
                6/15/05....................       500,625
  1,000,000   Union Tank Car Company,
                6.79%, 5/1/10..............     1,095,000
                                             ------------
                                                1,595,625
                                             ------------
RETAIL -- 0.7%
    500,000   Sears Roebuck Acceptance
                Corporation, 6.70%,
                11/15/06...................       510,625
                                             ------------

 PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION          VALUE
 ---------        --------------------          -----
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS -- 2.5%
$   500,000   AT&T Corporation, 6.00%,
                3/15/09....................  $    523,959
    250,000   Motorola, Inc., 6.50%,
                3/1/08.....................       263,438
    250,000   SBC Communications Capital
                Corporation, 7.20%,
                10/15/26...................       260,938
    500,000   SBC Communications, Inc.,
                7.00%, 8/15/05.............       503,750
    240,000   SBC Communications, Inc.,
                7.13%, 8/1/07..............       254,100
                                             ------------
                                                1,806,185
                                             ------------
UTILITIES -- 2.6%
    250,000   Consolidated Edison Company
                of New York, Inc., 6.63%,
                7/1/05.....................       250,625
    250,000   Northern States Power
                Company, 7.13%, 7/1/25.....       309,688
    250,000   Scottish Power PLC, 6.63%,
                6/1/07.....................       261,875
  1,000,000   South Carolina Electric and
                Gas, 7.50%, 6/15/05........     1,001,250
                                             ------------
                                                1,823,438
                                             ------------
      TOTAL CORPORATE BONDS................    18,774,878
                                             ------------
INVESTMENT COMPANIES -- 1.9%
  1,347,884   Performance Money Market
                Fund, Institutional Class
                (b)........................     1,347,884
                                             ------------
      TOTAL INVESTMENT COMPANIES...........     1,347,884
                                             ------------
      TOTAL (Cost $67,948,349)(a)..........   $71,054,188
                                             ============

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial reporting purposes are substantially the same and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation.....................................  $3,435,972
          Unrealized depreciation.....................................    (330,133)
                                                                        ----------
          Net unrealized appreciation.................................  $3,105,839
                                                                        ==========

(b) Affiliated security.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LARGE CAP EQUITY FUND
Schedule of Portfolio Investments
May 31, 2005

  SHARES          SECURITY DESCRIPTION          VALUE
  ------          --------------------          -----
COMMON STOCKS -- 96.4%
AEROSPACE/DEFENSE -- 2.6%
     12,000   Boeing Company...............  $    766,800
     17,000   Rockwell International
                Corporation................       873,290
      7,000   United Technologies
                Corporation................       746,900
                                             ------------
                                                2,386,990
                                             ------------
AUTOMOTIVE -- 0.8%
     17,000   Genuine Parts Company........       730,320
                                             ------------
BEVERAGES -- 0.8%
     17,000   Coca-Cola Company............       758,710
                                             ------------
CAPITAL GOODS -- 2.2%
     13,000   Black & Decker Corporation...     1,135,160
     20,000   Sherwin-Williams Company.....       889,000
                                             ------------
                                                2,024,160
                                             ------------
CHEMICALS -- 3.2%
     14,000   Dow Chemical Company.........       634,060
     11,500   Eastman Chemical Company.....       675,970
     20,000   Praxair, Inc. ...............       937,400
     14,000   Rohm & Haas Company..........       653,100
                                             ------------
                                                2,900,530
                                             ------------
COMMERCIAL SERVICES -- 1.0%
     24,000   AutoDesk, Inc. ..............       949,920
                                             ------------
COMPUTER SOFTWARE -- 3.0%
     30,000   Adobe Systems, Inc. .........       991,800
     69,000   Microsoft Corporation........     1,780,200
                                             ------------
                                                2,772,000
                                             ------------
COMPUTERS -- 4.5%
     49,000   Dell, Inc. (c)...............     1,954,610
     17,000   Fiserv, Inc. (c).............       731,000
     30,000   Intel Corporation............       807,900
      8,000   International Business
                Machines Corporation.......       604,400
                                             ------------
                                                4,097,910
                                             ------------
CONSTRUCTION -- 2.6%
      7,500   Caterpillar, Inc. ...........       705,825
     18,000   Nucor Corporation............       953,280
      9,500   Pulte Corporation............       726,275
                                             ------------
                                                2,385,380
                                             ------------

  SHARES          SECURITY DESCRIPTION          VALUE
  ------          --------------------          -----
COMMON STOCKS (CONTINUED)
CONSUMER GOODS & SERVICES -- 5.4%
      8,500   Fortune Brands, Inc. ........  $    735,250
     19,700   Gillette Company.............     1,038,978
     16,000   Hershey Foods Corporation....     1,027,360
     13,000   VF Corporation...............       733,590
     21,500   Wrigley (WM.) Jr. Company....     1,467,805
                                             ------------
                                                5,002,983
                                             ------------
DIVERSIFIED -- 10.0%
     16,000   American Standard Companies,
                Inc. ......................       684,800
     10,000   Cooper Industries, Ltd. .....       689,400
     28,000   Edison International.........     1,029,000
    107,000   General Electric Company.....     3,903,360
      9,000   Ingersoll Rand Company.......       696,690
      8,000   ITT Industries, Inc. ........       760,000
     18,600   Textron, Inc. ...............     1,437,594
                                             ------------
                                                9,200,844
                                             ------------
ENERGY -- 9.7%
     18,000   ChevronTexaco Corporation....       968,040
     10,000   ConocoPhillips...............     1,078,400
     20,000   Devon Energy Corporation.....       918,000
     94,000   Exxon Mobil Corporation......     5,282,800
     17,000   Sempra Energy................       674,390
                                             ------------
                                                8,921,630
                                             ------------
FINANCIAL SERVICES -- 9.7%
     11,000   American Express Company.....       592,350
      8,000   Bear Stearns Companies,
                Inc. ......................       792,320
     25,000   Citigroup, Inc. .............     1,177,750
     11,500   Golden West Financial
                Corporation................       720,130
      8,000   Lehman Brothers Holdings,
                Inc. ......................       737,600
     20,000   Moody's Corporation..........       865,400
     44,000   Providian Financial
                Corporation (c)............       784,080
     14,500   Prudential Financial,
                Inc. ......................       917,995
     12,000   T Rowe Price Group, Inc. ....       715,920
     14,000   Wachovia Corporation.........       710,500
     14,896   Wells Fargo & Company........       899,867
                                             ------------
                                                8,913,912
                                             ------------
HEALTH CARE -- 13.6%
     15,000   Abbott Laboratories..........       723,600
     17,000   Aetna, Inc. .................     1,326,170
     14,000   Becton, Dickinson &
                Company....................       804,300
     15,000   C.R. Bard, Inc. .............     1,023,750
     19,000   Caremark Rx, Inc. (c)........       848,540
      8,000   Express Scripts, Inc. (c)....       739,120

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LARGE CAP EQUITY FUND
Schedule of Portfolio Investments (continued)
May 31, 2005

  SHARES          SECURITY DESCRIPTION          VALUE
  ------          --------------------          -----
COMMON STOCKS (CONTINUED)
HEALTH CARE (CONTINUED)
     21,000   Humana, Inc. (c).............  $    763,560
     38,000   Johnson & Johnson, Inc. .....     2,549,800
     40,000   Pfizer, Inc. ................     1,116,000
      8,500   Quest Diagnostics, Inc. .....       892,500
     22,000   UnitedHealth Group, Inc. ....     1,068,760
      6,000   Wellpoint, Inc. (c)..........       798,000
                                             ------------
                                               12,654,100
                                             ------------
HOTELS -- 1.7%
     13,000   Marriott International, Inc.,
                Class A....................       878,020
     12,000   Starwood Hotels & Resorts
                Worldwide, Inc. ...........       671,640
                                             ------------
                                                1,549,660
                                             ------------
INSURANCE -- 3.8%
     20,300   Allstate Corporation.........     1,181,460
      9,000   Chubb Corporation............       758,070
     17,500   MetLife, Inc. ...............       780,500
     14,000   Safeco Corporation...........       753,340
                                             ------------
                                                3,473,370
                                             ------------
OIL/GAS -- 6.2%
     20,500   Burlington Resources,
                Inc. ......................     1,038,940
     26,000   EOG Resources, Inc. .........     1,297,140
     10,000   Kinder Morgan, Inc. .........       777,100
     15,000   Marathon Oil Corporation.....       727,350
     15,000   Occidental Petroleum
                Corporation................     1,096,650
     14,000   Unocal Corporation...........       797,860
                                             ------------
                                                5,735,040
                                             ------------
RAILROADS -- 0.9%
     17,000   Burlington Northern Santa Fe
                Corporation................       840,140
                                             ------------
RESTAURANTS -- 0.8%
     22,000   Darden Restaurants, Inc. ....       714,560
                                             ------------

  SHARES          SECURITY DESCRIPTION          VALUE
  ------          --------------------          -----
COMMON STOCKS (CONTINUED)
RETAIL -- 6.4%
     24,000   Coach, Inc. (c)..............  $    696,960
     15,500   CVS Corporation..............       850,175
     16,000   J.C. Penney Company, Inc. ...       796,160
     13,000   Nordstrom, Inc. .............       793,520
     20,000   Wal-Mart Stores, Inc. .......       944,600
     19,000   Walgreen Company.............       861,460
     18,000   YUM! Brands..................       923,220
                                             ------------
                                                5,866,095
                                             ------------
SHELTER -- 1.8%
     12,000   Centex Corporation...........       785,760
     13,000   KB Home......................       878,020
                                             ------------
                                                1,663,780
                                             ------------
TRANSPORTATION & SHIPPING -- 0.5%
      5,000   FedEx Corporation............       447,100
                                             ------------
UTILITIES -- 5.2%
     16,000   Constellation Energy Group...       855,200
     17,000   Entergy Corporation..........     1,221,110
     21,000   Exelon Corporation...........       983,850
     17,000   FPL Group, Inc. .............       691,050
     30,000   Southern Company.............     1,018,500
                                             ------------
                                                4,769,710
                                             ------------
      TOTAL COMMON STOCKS..................    88,758,844
                                             ------------
INVESTMENT COMPANIES -- 2.2%
  2,044,892   Performance Money Market
                Fund, Institutional Class
                (b)........................     2,044,892
                                             ------------
      TOTAL INVESTMENT COMPANIES...........     2,044,892
                                             ------------
      TOTAL (Cost $62,888,486)(a)..........   $90,803,736
                                             ============

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial reporting purposes are substantially the same and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation.....................................  $28,266,577
          Unrealized depreciation.....................................     (351,327)
                                                                        -----------
          Net unrealized appreciation.................................  $27,915,250
                                                                        ===========

(b) Affiliated security.

(c) Non-income producing security.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE MID CAP EQUITY FUND
Schedule of Portfolio Investments
May 31, 2005

  SHARES          SECURITY DESCRIPTION          VALUE
  ------          --------------------          -----
COMMON STOCKS -- 90.5%
AUTOMOTIVE -- 0.6%
     10,000   Borg Warner Automotive,
                Inc. ......................  $    534,600
                                             ------------
BEVERAGES -- 1.6%
     54,000   Constellation Brands, Inc.
                (c)........................     1,501,740
                                             ------------
BUSINESS EQUIPMENT & SERVICES -- 0.3%
      7,000   SEI Investments Company......       243,320
                                             ------------
CAPITAL GOODS -- 4.9%
     13,000   Fastenal Company.............       755,560
      7,000   Harman International
                Industries, Inc. ..........       580,020
     12,000   HARSCO Corporation...........       696,360
     19,000   Precision Castparts
                Corporation................     1,476,870
     22,000   Weatherford International,
                Inc. (c)...................     1,156,540
                                             ------------
                                                4,665,350
                                             ------------
CHEMICALS -- 0.7%
     13,000   Airgas, Inc. ................       312,000
      7,000   Freeport-McMoran-Cooper
                Corporation (c)............       388,150
                                             ------------
                                                  700,150
                                             ------------
COMPUTER SOFTWARE -- 5.7%
     53,333   Activision, Inc. (c).........       840,528
     32,000   Cognizant Technology
                Solutions Corporation
                (c)........................     1,536,000
     29,000   Electronic Arts, Inc. (c)....     1,523,660
     21,000   Macfee, Inc. (c).............       602,280
     18,000   SanDisk Corporation (c)......       469,620
     15,000   Storage Technology
                Corporation (c)............       484,200
                                             ------------
                                                5,456,288
                                             ------------
CONSTRUCTION -- 0.9%
     14,000   Lennar Corporation...........       812,140
                                             ------------
CONSUMER GOODS & SERVICES -- 6.6%
      6,000   Carlisle Companies, Inc. ....       415,920
     12,000   Church & Dwight, Inc. .......       433,920
     13,000   Dun & Bradstreet Corporation
                (c)........................       798,720
     20,000   Energizer Holdings, Inc.
                (c)........................     1,257,600
     20,000   Graco, Inc. .................       697,800
      9,000   Mohawk Industries, Inc.
                (c)........................       750,780
     27,000   Republic Services, Inc. .....       957,960
     10,000   Timberland Company, Class A
                (c)........................       368,600
        750   Washington Post Company......       622,500
                                             ------------
                                                6,303,800
                                             ------------

  SHARES          SECURITY DESCRIPTION          VALUE
  ------          --------------------          -----
COMMON STOCKS (CONTINUED)
DIVERSIFIED -- 0.9%
     21,000   American Standard Companies,
                Inc. ......................  $    898,800
                                             ------------
ELECTRONICS -- 0.6%
     18,000   Microchip Technology,
                Inc. ......................       533,520
                                             ------------
ENERGY -- 14.8%
     14,000   ENSCO International, Inc. ...       466,200
     24,000   Murphy Oil Corporation.......     2,346,000
     20,000   Newfield Exploration
                Company(c).................       769,000
     10,000   Noble Energy, Inc. ..........       743,700
     30,000   ONEOK, Inc. .................       925,500
     40,000   Patterson-UTI Energy,
                Inc. ......................     1,059,600
     22,000   Peabody Energy Corporation...     1,050,280
     25,000   Plains Exploration & Product
                Company (c)................       763,750
     24,000   Questar Corporation..........     1,512,960
     18,000   Smith International, Inc. ...     1,057,680
     26,000   Valero Energy Corporation....     1,784,120
     52,000   XTO Energy, Inc. ............     1,618,240
                                             ------------
                                               14,097,030
                                             ------------
ENTERTAINMENT -- 1.2%
      9,000   Boyd Gaming Corporation......       475,740
     31,000   Caesars Entertainment Inc.
                (c)........................       668,050
                                             ------------
                                                1,143,790
                                             ------------
FINANCIAL SERVICES -- 6.6%
     19,800   Associated Bancorp...........       661,716
     26,000   Commerce Bancorp.............       721,500
     22,000   Eaton Vance Corporation......       535,920
     30,000   Fidelity National Financial,
                Inc. ......................     1,079,700
      9,000   Investors Financial Services
                Corporation................       373,410
     16,500   Legg Mason, Inc. ............     1,355,970
      8,000   Mercantile Bankshares
                Corporation................       417,040
     23,500   New York Community Bancorp...       428,170
      8,000   Radian Group, Inc. ..........       367,040
     13,000   TCF Financial Corporation....       336,570
                                             ------------
                                                6,277,036
                                             ------------
FOOD -- 2.0%
     13,500   Dean Foods Company (c).......       526,095
     13,000   Hormel Foods Corporation.....       385,060
     15,000   Smithfield Foods, Inc. (c)...       447,450
     30,000   Tyson Foods, Inc., Class A...       553,800
                                             ------------
                                                1,912,405
                                             ------------

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE MID CAP EQUITY FUND
Schedule of Portfolio Investments (continued)
May 31, 2005

  SHARES          SECURITY DESCRIPTION          VALUE
  ------          --------------------          -----
COMMON STOCKS (CONTINUED)
HEALTH CARE -- 9.5%
     10,000   Barr Pharmaceuticals, Inc.
                (c)........................  $    508,200
     29,000   Beckman Coulter, Inc. .......     2,031,740
     12,000   Covance, Inc. (c)............       523,920
     10,865   Coventry Health Care, Inc.
                (c)........................       756,421
     15,000   Dentsply International.......       855,750
      7,000   LifePoint Hospitals, Inc.
                (c)........................       314,860
     10,000   Lincare Holdings, Inc. (c)...       439,600
     16,000   PacifiCare Health Systems,
                Inc. (c)...................     1,005,280
     24,000   Patterson Companies, Inc.
                (c)........................     1,089,360
     17,000   Sepracor, Inc. (c)...........     1,032,920
     12,000   Varian Medical Systems, Inc.
                (c)........................       451,320
                                             ------------
                                                9,009,371
                                             ------------
INSURANCE -- 4.0%
      5,000   Everest Re Group Limited.....       447,450
     12,000   HCC Insurance Holdings,
                Inc. ......................       470,520
     25,000   Ohio Casualty Corporation....       597,500
     15,000   Old Republic International
                Corporation................       372,900
      5,000   StanCorp Financial Group,
                Inc. ......................       374,250
     42,000   W.R. Berkley Corporation.....     1,489,320
                                             ------------
                                                3,751,940
                                             ------------
RAW MATERIALS -- 1.1%
      7,000   Cytec Industries, Inc. ......       291,620
     33,000   Lyondell Petrochemical.......       783,420
                                             ------------
                                                1,075,040
                                             ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.0%
     20,000   Developers Diversified Realty
                Corporation................       912,000
                                             ------------
RESTAURANTS -- 0.6%
     15,000   Brinker International, Inc.
                (c)........................       564,300
                                             ------------
RETAIL -- 11.8%
     26,000   Abercrombie & Fitch
                Company....................     1,490,580
     40,000   American Eagle Outfitters....     1,132,000
     12,000   Barnes & Noble, Inc. (c).....       454,200
     50,000   Chico's FAS, Inc. (c)........     1,710,500
     32,000   Coach, Inc. (c)..............       929,280
     15,000   Foot Locker, Inc. ...........       396,150
     25,000   Michaels Stores, Inc. .......     1,052,750
     11,000   Nieman Marcus Group, Inc. ...     1,062,050
     12,000   Pacific Sunwear of
                California, Inc. (c).......       252,000
     13,000   Petsmart, Inc. ..............       413,010

  SHARES          SECURITY DESCRIPTION          VALUE
  ------          --------------------          -----
COMMON STOCKS (CONTINUED)
RETAIL (CONTINUED)
     12,000   Ross Stores, Inc. ...........  $    338,160
     10,000   Whole Foods Market, Inc. ....     1,189,800
     19,000   Williams Sonoma, Inc. (c)....       747,270
                                             ------------
                                               11,167,750
                                             ------------
SHELTER -- 4.0%
     28,000   D. R. Horton, Inc. ..........       967,960
     18,000   Pentair, Inc. ...............       801,180
     10,000   Rayonier, Inc. ..............       524,900
      8,000   Ryland Group, Inc. ..........       548,000
     10,000   Toll Brothers, Inc. (c)......       925,900
                                             ------------
                                                3,767,940
                                             ------------
TECHNOLOGY -- 1.2%
     16,000   AMETEK, Inc. ................       611,680
     17,000   Lam Research Corporation
                (c)........................       521,560
                                             ------------
                                                1,133,240
                                             ------------
TELECOMMUNICATIONS -- 1.2%
     24,000   Harris Corporation...........       689,760
      6,000   Telephone & Data Systems,
                Inc., Special Shares.......       232,500
      6,000   Telephone & Data Systems,
                Inc. ......................       228,000
                                             ------------
                                                1,150,260
                                             ------------
TRANSPORTATION -- 2.7%
     16,000   C.H. Robinson Worldwide,
                Inc. ......................       914,720
     14,000   Expeditors International of
                Washington, Inc. ..........       713,720
     48,000   J.B. Hunt Transport Services,
                Inc. ......................       963,840
                                             ------------
                                                2,592,280
                                             ------------
UTILITIES -- 5.5%
     38,000   DPL, Inc. ...................       961,780
     20,000   Oklahoma Gas & Electric
                Company....................       555,000
     22,000   Pepco Holdings, Inc. ........       495,880
     13,000   Pioneer Natural Resources
                Company....................       521,690
     33,000   PNM Resources, Inc. .........       961,620
     20,000   SCANA Corporation............       842,600
     25,000   Wisconsin Energy
                Corporation................       907,500
                                             ------------
                                                5,246,070
                                             ------------
WHOLESALE DISTRIBUTION -- 0.5%
      8,000   CDW Corporation..............       465,440
                                             ------------
      TOTAL COMMON STOCKS..................    85,915,600
                                             ------------

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE MID CAP EQUITY FUND
Schedule of Portfolio Investments (continued)
May 31, 2005

  SHARES          SECURITY DESCRIPTION          VALUE
  ------          --------------------          -----
DEPOSITARY RECEIPTS -- 4.4%
     34,000   S&P 400 Mid-Cap Depositary
                Receipt....................  $  4,168,400
                                             ------------
      TOTAL DEPOSITARY RECEIPTS............     4,168,400
                                             ------------
INVESTMENT COMPANIES -- 4.0%
  3,805,354   Performance Money Market
                Fund, Institutional Class
                (b)........................     3,805,354
                                             ------------
      TOTAL INVESTMENT COMPANIES...........     3,805,354
                                             ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.1%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.1%
  1,000,000   2.90%*, 6/2/05...............       999,917
                                             ------------
      TOTAL U.S. GOVERNMENT AGENCY
      OBLIGATIONS..........................       999,917
                                             ------------

  SHARES          SECURITY DESCRIPTION          VALUE
  ------          --------------------          -----
WARRANTS -- 0.0%
BANKING -- 0.0%
     43,000   Dime Bancorp, Inc. (c).......  $      6,450
                                             ------------
      TOTAL WARRANTS.......................         6,450
                                             ------------
      TOTAL (Cost $72,074,822)(a)..........   $94,895,721
                                             ============

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial reporting purposes are substantially the same and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation.....................................  $23,556,632
          Unrealized depreciation.....................................     (735,733)
                                                                        -----------
          Net unrealized appreciation.................................  $22,820,899
                                                                        ===========

(b) Affiliated security.

(c) Non-income producing security.

*  Discount note. Rate disclosed represents the effective yield at May 31, 2005.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
PERFORMANCE LEADERS EQUITY
Schedule of Portfolio Investments
May 31, 2005

  SHARES          SECURITY DESCRIPTION           VALUE
  ------          --------------------           -----
COMMON STOCKS -- 96.0%
AEROSPACE/DEFENSE -- 2.0%
    13,000   Boeing Company.................  $   830,700
                                              -----------
CAPITAL GOODS -- 3.8%
     9,000   Black & Decker Corporation.....      785,880
    11,000   Precision Castparts
               Corporation..................      855,030
                                              -----------
                                                1,640,910
                                              -----------
COMPUTER SOFTWARE -- 2.3%
    20,000   Cognizant Technology Solutions
               Corporation(c)...............      960,000
                                              -----------
CONSUMER GOODS & SERVICES -- 7.5%
    22,000   Church & Dwight, Inc. .........      795,520
    13,000   Energizer Holdings, Inc.(c)....      817,440
     9,000   Fortune Brands, Inc. ..........      778,500
    22,000   Timberland Company, Class
               A(c).........................      810,920
                                              -----------
                                                3,202,380
                                              -----------
DIVERSIFIED -- 3.6%
    10,000   Textron, Inc. .................      772,900
    25,000   Thomas & Betts
               Corporation(c)...............      772,000
                                              -----------
                                                1,544,900
                                              -----------
ENERGY -- 16.1%
    13,500   Ashland, Inc. .................      922,050
    24,000   Black Hills Corporation........      878,880
     8,000   ConocoPhillips.................      862,720
    14,000   Exxon Mobil Corporation........      786,800
    13,000   Noble Energy, Inc. ............      966,810
    17,000   Peabody Energy Corporation.....      811,580
    10,000   TXU Corporation................      802,800
    15,000   WPS Resources Corporation......      826,950
                                              -----------
                                                6,858,590
                                              -----------
ENTERTAINMENT -- 1.9%
    15,000   Boyd Gaming Corporation........      792,900
                                              -----------
FINANCIAL SERVICES -- 7.8%
    10,000   Legg Mason, Inc. ..............      821,800
    44,000   Providian Financial
               Corporation(c)...............      784,080
    14,500   Prudential Financial, Inc. ....      917,995
    17,000   SVB Financial Group(c).........      811,920
                                              -----------
                                                3,335,795
                                              -----------
FOOD -- 1.7%
    24,000   Smithfield Foods, Inc.(c)......      715,920
                                              -----------

  SHARES          SECURITY DESCRIPTION           VALUE
  ------          --------------------           -----
COMMON STOCKS (CONTINUED)
HEALTH CARE -- 14.3%
    10,000   Bausch & Lomb, Inc. ...........  $   780,900
    13,000   C.R. Bard, Inc. ...............      887,250
    21,000   Caremark Rx, Inc.(c)...........      937,860
    13,000   Coventry Health Care,
               Inc.(c)......................      905,060
     9,000   Express Scripts, Inc.(c).......      831,510
    23,000   Humana, Inc.(c)................      836,280
    19,000   UnitedHealth Group, Inc. ......      923,020
                                              -----------
                                                6,101,880
                                              -----------
INSURANCE -- 7.6%
     8,000   CIGNA Corporation..............      778,000
    19,000   MetLife, Inc...................      847,400
    34,500   Ohio Casualty Corporation......      824,550
    15,000   Safeco Corporation.............      807,150
                                              -----------
                                                3,257,100
                                              -----------
OIL/GAS -- 6.1%
    18,500   Burlington Resources, Inc. ....      937,580
    10,000   Kinder Morgan, Inc. ...........      777,100
    20,071   National-Oilwell Varco,
               Inc.(c)......................      903,195
                                              -----------
                                                2,617,875
                                              -----------
RAILROADS -- 1.9%
    16,000   Burlington Northern Santa Fe
               Corporation..................      790,720
                                              -----------
RESTAURANTS -- 2.0%
    26,000   Darden Restaurants, Inc. ......      844,480
                                              -----------
RETAIL -- 8.9%
    35,000   American Eagle Outfitters......      990,500
    31,000   Chico's FAS, Inc.(c)...........    1,060,510
    28,000   Coach, Inc.(c).................      813,120
    17,000   Urban Outfitters(c)............      906,780
                                              -----------
                                                3,770,910
                                              -----------
SHELTER -- 4.6%
    26,666   D. R. Horton, Inc. ............      921,844
    15,000   Ryland Group, Inc. ............    1,027,500
                                              -----------
                                                1,949,344
                                              -----------
TECHNOLOGY -- 1.8%
    20,000   AMETEK, Inc. ..................      764,600
                                              -----------
TELECOMMUNICATIONS -- 2.1%
    58,000   Corning, Inc.(c)...............      909,440
                                              -----------
      TOTAL COMMON STOCKS...................   40,888,444
                                              -----------

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
PERFORMANCE LEADERS EQUITY
Schedule of Portfolio Investments (continued)
May 31, 2005

  SHARES          SECURITY DESCRIPTION           VALUE
  ------          --------------------           -----
INVESTMENT COMPANIES -- 2.0%
   871,984   Performance Money Market Fund,
               Institutional Class(b).......  $   871,984
                                              -----------
      TOTAL INVESTMENT COMPANIES............      871,984
                                              -----------
      TOTAL (Cost $37,970,314)(a)...........  $41,760,428
                                              ===========

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial reporting purposes are substantially the same and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation.....................................  $3,999,699
          Unrealized depreciation.....................................    (209,585)
                                                                        ----------
          Net unrealized appreciation.................................  $3,790,114
                                                                        ==========

(b) Affiliated security.

(c) Non-income producing security.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE STRATEGIC DIVIDEND FUND
Schedule of Portfolio Investments
May 31, 2005

 SHARES          SECURITY DESCRIPTION            VALUE
 ------          --------------------            -----
COMMON STOCKS -- 91.4%
BUSINESS EQUIPMENT & SERVICES -- 1.6%
   7,500   Pitney Bowes, Inc. ..............  $   334,575
                                              -----------
CAPITAL GOODS -- 0.9%
   8,600   Nam Tai Electronics, Inc. .......      185,674
                                              -----------
CHEMICALS -- 3.7%
   8,000   Dow Chemical Company.............      362,320
   8,500   Du Pont (E.I.) De Nemours........      395,335
                                              -----------
                                                  757,655
                                              -----------
CONSUMER GOODS & SERVICES -- 2.2%
   6,900   Altria Group, Inc. ..............      463,266
                                              -----------
CONSUMER NON-DURABLE -- 1.8%
  14,000   ConAgra, Inc. ...................      366,100
                                              -----------
DIVERSIFIED -- 3.6%
  12,500   Alcoa, Inc. .....................      338,750
  10,900   General Electric Company.........      397,632
                                              -----------
                                                  736,382
                                              -----------
ENERGY -- 14.5%
   6,600   BP Amoco PLC -- ADR..............      397,320
  12,700   Chesapeake Energy Corporation....      259,969
   7,400   ChevronTexaco Corporation........      397,972
   1,500   Eni SpA -- ADR...................      192,420
  15,500   Enterprise Products Partners,
             LP.............................      398,350
   4,382   Kerr-Mcgee Corporation...........      323,655
   8,500   Kinder Morgan Energy Partners,
             LP.............................      405,960
   6,500   Penn Virginia Resource Partners,
             LP.............................      303,875
   4,100   Valero Energy Corporation........      281,342
                                              -----------
                                                2,960,863
                                              -----------
FINANCIAL SERVICES -- 18.9%
   8,300   Bank of America Corporation......      384,456
   8,100   Citigroup, Inc. .................      381,591
   6,600   Comerica, Inc. ..................      368,808
  14,700   Firstmerit Corporation...........      374,850
     400   Hibernia Corporation.............       12,860
  10,400   J.P. Morgan Chase & Company......      371,800
  11,700   KeyCorp..........................      383,292
  13,900   People's Bank....................      393,509
  13,200   U.S. Bancorp New.................      387,156
   9,500   Washington Mutual, Inc. .........      392,350
  12,900   Whitney Holding Corporation......      409,058
                                              -----------
                                                3,859,730
                                              -----------

 SHARES          SECURITY DESCRIPTION            VALUE
 ------          --------------------            -----
COMMON STOCKS (CONTINUED)
FOOD -- 1.7%
  16,900   Sara Lee Corporation.............  $   342,901
                                              -----------
HEALTH CARE -- 5.9%
   8,600   Abbott Laboratories..............      414,864
  15,900   Bristol-Myers Squibb Company.....      403,224
  13,700   Pfizer, Inc. ....................      382,230
                                              -----------
                                                1,200,318
                                              -----------
INSURANCE -- 2.1%
   7,400   Allstate Corporation.............      430,680
                                              -----------
PAPER PRODUCTS -- 2.1%
  12,100   Temple-Inland, Inc. .............      432,212
                                              -----------
RAW MATERIALS -- 1.7%
  14,500   Lyondell Petrochemical...........      344,230
                                              -----------
REAL ESTATE INVESTMENT TRUSTS -- 12.2%
  10,200   AMB Property Corporation.........      411,162
   6,600   Boston Properties, Inc. .........      440,814
  13,300   Equity Office Properties Trust...      432,117
  15,000   Health Care Property Investors,
             Inc. ..........................      407,850
  10,500   Plum Creek Timber Company,
             Inc. ..........................      368,025
   7,100   Public Storage, Inc. ............      426,923
                                              -----------
                                                2,486,891
                                              -----------
TELECOMMUNICATIONS -- 3.4%
  15,400   SBC Communications, Inc. ........      360,052
   9,400   Verizon Communications...........      332,572
                                              -----------
                                                  692,624
                                              -----------
TRANSPORTATION -- 1.2%
   5,300   Frontline, Ltd. .................      230,285
     440   Ship Finance International,
             Ltd. ..........................        8,510
                                              -----------
                                                  238,795
                                              -----------
UTILITIES -- 13.9%
   5,600   Dominion Resources, Inc. ........      393,736
  15,200   Duke Energy Corporation..........      417,696
  12,700   Great Plains Energy, Inc. .......      400,050
  17,400   Nisource, Inc. ..................      419,340
  15,000   Oklahoma Gas & Electric
             Company........................      416,250
   8,800   Progress Energy, Inc. ...........      389,224
  11,700   Southern Company.................      397,215
                                              -----------
                                                2,833,511
                                              -----------
      TOTAL COMMON STOCKS...................   18,666,407
                                              -----------

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE STRATEGIC DIVIDEND FUND
Schedule of Portfolio Investments (continued)
May 31, 2005

 SHARES          SECURITY DESCRIPTION            VALUE
 ------          --------------------            -----
INVESTMENT COMPANIES -- 11.0%
  10,050   Ishares Trust DJ Select
             Dividend.......................  $   616,769
  37,900   John Hancock Bank and Thrift
             Opportunity Fund...............      375,589
 857,276   Performance Money Market Fund,
             Institutional Class(b).........      857,275
  23,100   Pimco Corporate Opportunity
             Fund...........................      387,618
                                              -----------
      TOTAL INVESTMENT COMPANIES............    2,237,251
                                              -----------
      TOTAL (Cost $20,766,188)(a)...........  $20,903,658
                                              ===========

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial purposes are substantially the same and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation.....................................  $ 693,666
          Unrealized depreciation.....................................   (541,664)
                                                                        ---------
          Net unrealized appreciation.................................  $ 152,002
                                                                        =========

(b) Affiliated security, represents 4.19% of the Fund.

ADR- American Depositary Receipt

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
PERFORMANCE ADVISOR GROWTH PORTFOLIO
Schedule of Portfolio Investments
May 31, 2005

  SHARES           SECURITY DESCRIPTION          VALUE
  ------           --------------------          -----
INVESTMENT COMPANIES -- 99.9%
     44,989   Performance Intermediate Term
                Income Fund, Institutional
                Class(b).....................  $  470,131
    153,525   Performance Large Cap Equity
                Fund, Institutional
                Class(b).....................   2,321,295
    173,907   Performance Leaders Equity
                Fund, Institutional
                Class(b)(c)..................   1,410,382
    176,842   Performance Mid Cap Equity
                Fund, Institutional
                Class(b).....................   2,824,171
    226,357   Performance Money Market Fund,
                Institutional Class(b).......     226,357
    222,582   Performance Short Term
                Government Income Fund,
                Institutional Class(b).......   2,187,985
                                               ----------
      TOTAL INVESTMENT COMPANIES.............   9,440,321
                                               ----------
      TOTAL (Cost $8,941,638)(a).............  $9,440,321
                                               ==========

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial purposes are substantially the same and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation.....................................  $582,472
          Unrealized depreciation.....................................   (83,978)
                                                                        --------
          Net unrealized appreciation.................................  $498,494
                                                                        ========

(b) Affiliated security.

(c) Non-income producing security.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
PERFORMANCE ADVISOR MODERATE PORTFOLIO
Schedule of Portfolio Investments
May 31, 2005

  SHARES          SECURITY DESCRIPTION           VALUE
  ------          --------------------           -----
INVESTMENT COMPANIES -- 99.9%
   187,379   Performance Intermediate Term
               Income Fund, Institutional
               Class(b).....................  $ 1,958,112
   171,651   Performance Large Cap Equity
               Fund, Institutional
               Class(b).....................    2,595,364
   162,423   Performance Leaders Equity
               Fund, Institutional
               Class(b)(c)..................    1,317,254
   207,351   Performance Mid Cap Equity
               Fund, Institutional
               Class(b).....................    3,311,395
   203,153   Performance Money Market Fund,
               Institutional Class(b).......      203,153
   385,029   Performance Short Term
               Government Income Fund,
               Institutional Class(b).......    3,784,830
                                              -----------
      TOTAL INVESTMENT COMPANIES............   13,170,108
                                              -----------
      TOTAL (Cost $12,751,353)(a)...........  $13,170,108
                                              ===========

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial purposes are substantially the same and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation.....................................  $ 547,552
          Unrealized depreciation.....................................   (129,119)
                                                                        ---------
          Net unrealized appreciation.................................  $ 418,433
                                                                        =========

(b) Affiliated security.

(c) Non-income producing security.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
PERFORMANCE ADVISOR CONSERVATIVE PORTFOLIO
Schedule of Portfolio Investments
May 31, 2005

 SHARES           SECURITY DESCRIPTION           VALUE
 ------           --------------------           -----
INVESTMENT COMPANIES -- 100.0%
 159,494   Performance Intermediate Term
             Income Fund, Institutional
             Class(b)........................  $1,666,713
 142,013   Performance Large Cap Equity Fund,
             Institutional Class(b)..........   2,147,243
  55,149   Performance Mid Cap Equity Fund,
             Institutional Class(b)..........     880,730
 492,274   Performance Money Market Fund,
             Institutional Class(b)..........     492,274
 348,295   Performance Short Term Government
             Income Fund, Institutional
             Class(b)........................   3,423,741
                                               ----------
      TOTAL INVESTMENT COMPANIES.............   8,610,701
                                               ----------
      TOTAL (Cost $8,577,414)(a).............  $8,610,701
                                               ==========

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial reporting purposes are substantially the same and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation.....................................  $ 133,268
          Unrealized depreciation.....................................   (102,000)
                                                                        ---------
          Net unrealized appreciation.................................  $  31,268
                                                                        =========

(b) Affiliated security.

                       See notes to financial statements.

                      (This page intentionally left blank)

PERFORMANCE FUNDS TRUST
Statements of Assets and Liabilities
May 31, 2005

                                                                               THE SHORT TERM     THE INTERMEDIATE
                                                               THE MONEY         GOVERNMENT         TERM INCOME
                                                              MARKET FUND       INCOME FUND             FUND
                                                              ------------     --------------     ----------------
ASSETS:
Investments in unaffiliated securities, at value............   487,275,169       80,243,984          69,706,304
Investments in affiliated securities, at value..............            --        4,129,111           1,347,884
                                                              ------------      -----------         -----------
Total investments...........................................   487,275,169       84,373,095          71,054,188
                                                              ------------      -----------         -----------
Cash........................................................            --               --                  --
Interest and dividends receivable...........................       391,396          442,769             753,920
Receivable for capital shares issued........................            --          118,184              99,705
Receivable for investments sold.............................            --               --                  --
Receivable from the Advisor.................................            --               --                  --
Prepaid expenses............................................        53,202            9,710              11,636
                                                              ------------      -----------         -----------
TOTAL ASSETS................................................   487,719,767       84,943,758          71,919,449
                                                              ------------      -----------         -----------
LIABILITIES:
Dividends payable...........................................     1,091,399          194,779             312,320
Payable for investments purchased...........................            --               --                  --
Payable for capital shares redeemed.........................        11,251            6,028                  --
Accrued expenses and other liabilities:
  Advisory..................................................       111,908           27,826              27,912
  Administration............................................         6,493            1,133                 957
  Service Organization, Institutional Class.................            --            4,823               4,469
  Distribution..............................................         7,724            1,576               2,006
  Custodian.................................................        17,919            2,783               2,481
  Other.....................................................        85,569           12,424              13,066
                                                              ------------      -----------         -----------
TOTAL LIABILITIES...........................................     1,332,263          251,372             363,211
                                                              ------------      -----------         -----------
NET ASSETS..................................................  $486,387,504      $84,692,386         $71,556,238
                                                              ============      ===========         ===========
COMPOSITION OF NET ASSETS:
Capital.....................................................  $486,392,205      $86,793,820         $71,531,570
Undistributed/(distributions in excess of) net investment
  income....................................................           660           31,772              11,036
Accumulated net realized gains/(losses) from investment
  transactions..............................................        (5,361)      (1,372,521)         (3,092,207)
Net unrealized appreciation/(depreciation) from investment
  transactions..............................................            --         (760,685)          3,105,839
                                                              ------------      -----------         -----------
NET ASSETS..................................................  $486,387,504      $84,692,386         $71,556,238
                                                              ============      ===========         ===========
INSTITUTIONAL CLASS SHARES:
Net Assets..................................................  $450,050,765      $77,270,705         $63,369,554
Shares Outstanding..........................................   450,044,257        7,864,155           6,066,526
Net Asset Value, Offering Price and Redemption Price per
  share.....................................................  $       1.00      $      9.83         $     10.45
                                                              ============      ===========         ===========
CLASS A SHARES:
Net Assets..................................................  $ 36,206,978      $ 7,421,681         $ 7,751,097
Shares Outstanding..........................................    36,208,456          755,713             742,515
Net Asset Value and Redemption Price per share..............  $       1.00      $      9.82         $     10.44
                                                              ============      ===========         ===========
Maximum sales charge........................................           N/A             3.00%              5.25%
                                                              ============      ===========         ===========
Maximum Offering Price per share (Net Asset
  Value/(100%-maximum sales charge).........................  $       1.00      $     10.12         $     11.02
                                                              ============      ===========         ===========
CLASS B SHARES:
Net Assets..................................................       129,761                          $   435,587
Shares Outstanding..........................................  $    129,761                               41,746
Net Asset Value, Offering Price and Redemption Price per
  share*....................................................  $       1.00                          $     10.43
                                                              ============                          ===========
CLASS C SHARES:
Net Assets..................................................
Shares Outstanding..........................................
Net Asset Value, Offering Price and Redemption Price per
  share*....................................................
Investments, at cost........................................  $487,275,169      $85,133,780         $67,948,349
                                                              ============      ===========         ===========

* Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

                                                                                 THE PERFORMANCE         THE PERFORMANCE
     THE LARGE CAP       THE MID CAP       THE LEADERS       THE STRATEGIC           ADVISOR                 ADVISOR
      EQUITY FUND        EQUITY FUND       EQUITY FUND       DIVIDEND FUND       GROWTH PORTFOLIO       MODERATE PORTFOLIO
     -------------       -----------       -----------       -------------       ----------------       ------------------
      $88,758,844        $91,090,367       $40,888,444        $20,046,383           $       --             $        --
        2,044,892          3,805,354           871,984            857,275            9,440,321              13,170,108
      -----------        -----------       -----------        -----------           ----------             -----------
       90,803,736         94,895,721        41,760,428         20,903,658            9,440,321              13,170,108
      -----------        -----------       -----------        -----------           ----------             -----------
               --                 --                --                 --                   --                     505
          172,537             69,950            36,541             61,344                9,431                  19,656
           53,715              1,615               205             18,545                  250                   4,380
        1,235,463                 --           872,202                 --                1,782                      --
               --                 --                --                252                   --                      --
           18,028             16,970            19,142              6,006                1,659                   1,932
      -----------        -----------       -----------        -----------           ----------             -----------
       92,283,479         94,984,256        42,688,518         20,989,805            9,453,443              13,196,581
      -----------        -----------       -----------        -----------           ----------             -----------
           66,346                 --                --             43,046                   --                   4,588
               --                 --                --            494,702                   38                      --
              170                 --                --                 --                   --                      --
           46,425             58,513            42,447                 --                   --                      --
            1,240              1,266               570                274                   90                     126
            3,907              4,401             2,672                 --                   --                      --
            7,929              5,760               740                261                3,029                   6,495
            3,095              3,121             1,404                661                  157                     219
           23,161             15,559             8,702              6,391                3,484                   3,805
      -----------        -----------       -----------        -----------           ----------             -----------
          152,273             88,620            56,535            545,335                6,798                  15,233
      -----------        -----------       -----------        -----------           ----------             -----------
      $92,131,206        $94,895,636       $42,631,983        $20,444,470           $9,446,645             $13,181,348
      ===========        ===========       ===========        ===========           ==========             ===========
      $52,248,049        $61,185,862       $42,231,293        $20,225,303           $8,431,689             $12,197,391
               (2)                --                --            (10,074)                  --                   1,222
       11,967,909         10,888,875        (3,389,424)            91,771              516,273                 563,980
       27,915,250         22,820,899         3,790,114            137,470              498,683                 418,755
      -----------        -----------       -----------        -----------           ----------             -----------
      $92,131,206        $94,895,636       $42,631,983        $20,444,470           $9,446,645             $13,181,348
      ===========        ===========       ===========        ===========           ==========             ===========
      $62,083,431        $70,363,490       $40,226,755        $19,217,834
        4,106,303          4,406,617         4,961,832          1,878,915
      $     15.12        $     15.97       $      8.11        $     10.23
      ===========        ===========       ===========        ===========
      $27,457,009        $23,440,074       $ 2,019,246        $ 1,226,636
        1,829,039          1,497,234           251,749            119,911
      $     15.01        $     15.66       $      8.02        $     10.23
      ===========        ===========       ===========        ===========
            5.25%              5.25%             5.25%              5.25%
      ===========        ===========       ===========        ===========
      $     15.84        $     16.53       $      8.46        $     10.80
      ===========        ===========       ===========        ===========
      $ 2,590,766        $ 1,092,072       $   385,982
          179,662             74,706            49,921
      $     14.42        $     14.62       $      7.73
      ===========        ===========       ===========
                                                                                    $9,446,645             $13,181,348
                                                                                       810,211               1,155,651
                                                                                    $    11.66             $     11.41
                                                                                    ==========             ===========
      $62,888,486        $72,074,822       $37,970,314        $20,766,188           $8,941,638             $12,751,353
      ===========        ===========       ===========        ===========           ==========             ===========

         THE PERFORMANCE
             ADVISOR
      CONSERVATIVE PORTFOLIO
      ----------------------
            $       --
             8,610,701
            ----------
             8,610,701
            ----------
                    --
                17,809
                 7,457
                    --
                    --
                 1,454
            ----------
             8,637,421
            ----------
                 7,601
                 4,602
                    --
                    --
                    83
                    --
                 2,739
                   144
                 2,558
            ----------
                17,727
            ----------
            $8,619,694
            ==========
            $8,318,875
                (6,303)
               273,835
                33,287
            ----------
            $8,619,694
            ==========
            $8,619,694
               818,968
            $    10.53
            ==========
            $8,577,414
            ==========

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Operations
For the year ended May 31, 2005

                                                                            THE SHORT TERM   THE INTERMEDIATE
                                                               THE MONEY      GOVERNMENT       TERM INCOME
                                                              MARKET FUND    INCOME FUND           FUND
                                                              -----------   --------------   ----------------
INVESTMENT INCOME:
Interest....................................................  $10,647,569     $2,738,948        $4,268,878
Dividend....................................................          770             --                --
Dividends from Affiliates...................................           --         27,065            16,937
                                                              -----------     ----------        ----------
  TOTAL INVESTMENT INCOME...................................   10,648,339      2,766,013         4,285,815
                                                              -----------     ----------        ----------
EXPENSES:
Advisory....................................................    1,588,103        328,039           401,963
Administration..............................................      692,345        107,533           105,660
Service Organization, Institutional Class...................           --          4,824             4,468
Distribution:
  Class A Shares............................................      140,958         29,483            28,186
  Class B Shares............................................        1,812             --             4,983
  Class C Shares............................................           --             --                --
Accounting..................................................       44,183         42,206            52,929
Audit.......................................................       86,168         11,907            11,851
Custodian...................................................      211,748         32,804            32,157
Legal.......................................................       85,025         12,589            12,359
Registration and filing.....................................       33,803          8,572            10,165
Shareholder reports.........................................       58,459          8,208             8,724
Transfer agent..............................................       96,513         27,553            34,070
Trustee.....................................................       40,621          6,475             6,323
Other.......................................................      174,193         29,257            28,118
                                                              -----------     ----------        ----------
  Total expenses before fee reductions......................    3,253,931        649,450           741,956
  Advisory reductions.......................................     (266,049)            --           (40,197)
  Administration reductions.................................     (321,791)            --                --
  Distribution reductions...................................      (40,274)        (8,425)           (8,053)
  Custodian reductions......................................           --             --                --
                                                              -----------     ----------        ----------
  NET EXPENSES..............................................    2,625,817        641,025           693,706
                                                              -----------     ----------        ----------
NET INVESTMENT INCOME.......................................    8,022,522      2,124,988         3,592,109
                                                              -----------     ----------        ----------
NET REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
Net realized gains/(losses) from investment transactions....       (4,795)      (174,207)          239,420
Net realized gains/(losses) from investment transactions of
  affiliates................................................           --             --                --
Net realized gain distributions from investment companies...           --             --                --
Net change in unrealized appreciation/depreciation) from
  investments...............................................           --       (533,506)          109,403
                                                              -----------     ----------        ----------
Net realized/unrealized gains/(losses) from investments.....       (4,795)      (707,713)          348,823
                                                              -----------     ----------        ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $ 8,017,727     $1,417,275        $3,940,932
                                                              ===========     ==========        ==========

(a) Fund commenced operations on November 9, 2004.

                       See notes to financial statements.

                                                                            THE PERFORMANCE       THE PERFORMANCE
     THE LARGE CAP     THE MID CAP     THE LEADERS      THE STRATEGIC           ADVISOR               ADVISOR
      EQUITY FUND      EQUITY FUND     EQUITY FUND     DIVIDEND FUND(A)     GROWTH PORTFOLIO     MODERATE PORTFOLIO
     -------------     -----------     -----------     ----------------     ----------------     ------------------

      $        --      $    11,534     $    1,669          $     --             $     --              $     --
        1,980,116        1,141,327        272,159           325,768                   --                    --
           28,013           46,063         17,321             8,249              101,780               191,537
      -----------      -----------     ----------          --------             --------              --------
        2,008,129        1,198,924        291,149           334,017              101,780               191,537
      -----------      -----------     ----------          --------             --------              --------

          588,740          673,819        372,814            60,934               19,759                26,496
          129,106          116,768         47,902             8,716               10,088                13,421
            3,907            4,400          2,673                --                   --                    --

           99,119           78,591          5,488             2,180                   --                    --
           28,515           10,626          3,044                --                   --                    --
               --               --             --                --               79,036               105,985
           47,969           48,551         45,162            22,966               33,488                33,488
           13,625           13,447          5,906             2,483                1,325                 1,868
           39,250           35,937         14,913             3,250                3,161                 4,239
           14,997           13,772          5,699             1,313                1,208                 1,629
           29,884           26,229         31,684             4,346                1,306                 1,317
           10,201            9,302          3,818               767                  790                 1,089
           87,729           54,158         29,099             9,073               15,649                14,192
            7,685            7,132          2,961               751                  621                   862
           32,968           31,001         14,425             6,069                4,344                 5,097
      -----------      -----------     ----------          --------             --------              --------
        1,133,695        1,123,733        585,588           122,848              170,775               209,683
               --               --       (110,677)          (43,665)             (19,759)              (26,496)
               --               --             --                --               (6,136)               (8,121)
          (28,320)         (22,454)        (1,568)             (623)             (19,341)              (18,743)
               --               --             --                --               (1,581)               (2,120)
      -----------      -----------     ----------          --------             --------              --------
        1,105,375        1,101,279        473,343            78,560              123,958               154,203
      -----------      -----------     ----------          --------             --------              --------
          902,754           97,645       (182,194)          255,457              (22,178)               37,334
      -----------      -----------     ----------          --------             --------              --------

       14,267,114       16,900,405      3,773,689            73,393                   --                    --
               --               --             --                --               (6,142)               (7,678)
               --               --             --            18,378              524,949               571,658
       (5,073,369)      (5,977,395)      (760,105)          137,470               56,559                75,275
      -----------      -----------     ----------          --------             --------              --------
        9,193,745       10,923,010      3,013,584           229,241              575,366               639,255
      -----------      -----------     ----------          --------             --------              --------
      $10,096,499      $11,020,655     $2,831,390          $484,698             $553,188              $676,589
      ===========      ===========     ==========          ========             ========              ========

         THE PERFORMANCE
             ADVISOR
      CONSERVATIVE PORTFOLIO
      ----------------------
             $     --
                   --
              164,075
             --------
              164,075
             --------
               16,951
                8,599
                   --
                   --
                   --
               67,803
               33,486
                1,179
                2,712
                1,044
                1,408
                  689
                9,779
                  530
                4,073
             --------
              148,253
              (16,951)
               (5,209)
              (17,776)
               (1,356)
             --------
              106,961
             --------
               57,114
             --------
                   --
               (7,142)
              281,991
              (43,995)
             --------
              230,854
             --------
             $287,968
             ========

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Changes in Net Assets

                                                                                        THE SHORT TERM GOVERNMENT
                                                             THE MONEY MARKET FUND             INCOME FUND
                                                          ---------------------------   -------------------------
                                                            FOR THE        FOR THE        FOR THE       FOR THE
                                                           YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                            MAY 31,        MAY 31,        MAY 31,       MAY 31,
                                                              2005           2004          2005          2004
                                                          ------------   ------------   -----------   -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.................................  $  8,022,522   $  3,034,068   $ 2,124,988   $ 2,388,261
  Net realized gains/(losses) from investment
    transactions........................................        (4,795)          (156)     (174,207)      284,857
  Change in unrealized appreciation/depreciation from
    investments.........................................            --             --      (533,506)   (2,480,563)
                                                          ------------   ------------   -----------   -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..........     8,017,727      3,033,912     1,417,275       192,555
                                                          ------------   ------------   -----------   -----------
DIVIDENDS:
  Net investment income:
    Institutional Class Shares..........................    (7,513,589)    (2,873,676)   (2,081,130)   (2,370,904)
    Class A Shares......................................      (506,688)      (159,582)     (216,888)     (307,122)
    Class B Shares......................................        (2,245)          (810)           --            --
    Class C Shares......................................
  From net realized gains from investment
    transactions:.......................................            --             --            --            --
    Institutional Class Shares..........................            --             --            --            --
    Class A Shares......................................            --             --            --            --
    Class B Shares......................................            --             --            --            --
    Class C Shares......................................
                                                          ------------   ------------   -----------   -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.........    (8,022,522)    (3,034,068)   (2,298,018)   (2,678,026)
                                                          ------------   ------------   -----------   -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     6,556,180    (51,791,454)   (4,509,736)   (6,781,180)
                                                          ------------   ------------   -----------   -----------
CHANGE IN NET ASSETS....................................     6,551,385    (51,791,610)   (5,390,479)   (9,266,651)
NET ASSETS:
    Beginning of period.................................   479,836,119    531,627,729    90,082,865    99,349,516
                                                          ------------   ------------   -----------   -----------
    End of period.......................................  $486,387,504   $479,836,119   $84,692,386   $90,082,865
                                                          ============   ============   ===========   ===========
Undistributed net investment income.....................  $        660   $     10,392        31,772   $    27,037
                                                          ============   ============   ===========   ===========

                       See notes to financial statements.

       THE INTERMEDIATE TERM INCOME
                   FUND                        THE LARGE CAP EQUITY FUND              THE MID CAP EQUITY FUND
     ---------------------------------     ---------------------------------     ---------------------------------
        FOR THE            FOR THE            FOR THE            FOR THE            FOR THE            FOR THE
       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
        MAY 31,            MAY 31,            MAY 31,            MAY 31,            MAY 31,            MAY 31,
          2005               2004               2005               2004               2005               2004
     --------------     --------------     --------------     --------------     --------------     --------------

      $ 3,592,109        $  3,843,331       $    902,754       $    871,518       $     97,645       $   (214,328)
          239,420           1,027,653         14,267,114         20,640,673         16,900,405          7,488,834
          109,403          (5,709,983)        (5,073,369)        (8,800,294)        (5,977,395)        13,563,656
      -----------        ------------       ------------       ------------       ------------       ------------
        3,940,932            (838,999)        10,096,499         12,711,897         11,020,655         20,838,162
      -----------        ------------       ------------       ------------       ------------       ------------

       (3,240,125)         (3,268,193)          (653,618)          (659,132)           (97,686)                --
         (343,552)           (405,041)          (226,909)          (210,104)           (29,014)                --
          (17,584)            (23,965)           (13,399)            (7,670)              (768)                --
               --                  --
               --                  --         (8,620,018)        (5,139,651)        (7,784,578)                --
               --                  --         (3,596,939)        (2,297,194)        (2,598,831)                --
               --                  --           (380,796)          (239,971)          (124,218)                --
      -----------        ------------       ------------       ------------       ------------       ------------
       (3,601,261)         (3,697,199)       (13,491,679)        (8,553,722)       (10,635,095)                --
      -----------        ------------       ------------       ------------       ------------       ------------
       (5,848,777)         (8,175,647)        (4,769,631)       (19,123,219)         5,838,433        (11,375,209)
      -----------        ------------       ------------       ------------       ------------       ------------
       (5,509,106)        (12,711,845)        (8,164,811)       (14,965,044)         6,223,993          9,462,953

       77,065,344          89,777,189        100,296,017        115,261,061         88,671,643         79,208,690
      -----------        ------------       ------------       ------------       ------------       ------------
      $71,556,238        $ 77,065,344       $ 92,131,206       $100,296,017       $ 94,895,636       $ 88,671,643
      ===========        ============       ============       ============       ============       ============
      $    11,036        $     11,000       $         (2)      $     (8,830)                --       $         --
      ===========        ============       ============       ============       ============       ============

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Changes in Net Assets

                                                                                          THE STRATEGIC
                                                               THE LEADERS EQUITY FUND    DIVIDEND FUND
                                                              -------------------------   -------------
                                                                FOR THE       FOR THE        FOR THE
                                                              YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                                MAY 31,       MAY 31,        MAY 31,
                                                                 2005          2004          2005(B)
                                                              -----------   -----------   -------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................  $  (182,194)  $  (206,515)   $   255,457
  Net realized gains/(losses) from investment
    transactions............................................    3,773,689     4,875,901         73,393
  Net realized gains/(losses) from investment transactions
    of affiliates...........................................           --            --         18,378
  Net realized gain distributions from investment
    companies...............................................           --            --             --
  Change in unrealized appreciation/depreciation from
    investments.............................................     (760,105)      750,323        137,470
                                                              -----------   -----------    -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    2,831,390     5,419,709        484,698
                                                              -----------   -----------    -----------
DIVIDENDS:
Net investment income:
    Institutional Class Shares..............................           --            --       (248,593)
    Class A Shares..........................................           --            --        (19,085)
    Class B Shares..........................................           --            --             --
    Class C Shares..........................................
From net realized gains from investment transactions:
    Institutional Class Shares..............................           --            --             --
    Class A Shares..........................................           --            --             --
    Class B Shares..........................................           --            --             --
    Class C Shares..........................................
                                                              -----------   -----------    -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............           --            --       (267,678)
                                                              -----------   -----------    -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..............    7,398,824     3,679,146     20,227,450
                                                              -----------   -----------    -----------
CHANGE IN NET ASSETS........................................   10,230,214     9,098,855     20,444,470
NET ASSETS:
    Beginning of period.....................................   32,401,769    23,302,914             --
                                                              -----------   -----------    -----------
    End of period...........................................  $42,631,983   $32,401,769    $20,444,470
                                                              ===========   ===========    ===========
Undistributed net investment income.........................           --            --        (39,722)
                                                              ===========   ===========    ===========

(a) Fund commenced operations on August 5, 2003

(b) Fund commenced operations on November 9, 2004

                       See notes to financial statements.

        THE PERFORMANCE ADVISOR           THE PERFORMANCE ADVISOR           THE PERFORMANCE ADVISOR
           GROWTH PORTFOLIO                 MODERATE PORTFOLIO              CONSERVATIVE PORTFOLIO
     -----------------------------     -----------------------------     -----------------------------
       FOR THE          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED
       MAY 31,          MAY 31,          MAY 31,          MAY 31,          MAY 31,          MAY 31,
         2005           2004(A)            2005           2004(A)            2005           2004(A)
     ------------     ------------     ------------     ------------     ------------     ------------

      $  (22,178)      $  (37,730)     $    37,334       $  (12,520)      $   57,114       $   15,655
              --               --               --               --               --               --
          (6,142)         170,506           (7,678)         124,786           (7,142)         116,710
         524,949               --          571,658               --          281,991               --
          56,559          442,124           75,275          343,480          (43,995)          77,282
      ----------       ----------      -----------       ----------       ----------       ----------
         553,188          574,900          676,589          455,746          287,968          209,647
      ----------       ----------      -----------       ----------       ----------       ----------

              --               --               --               --               --               --
              --               --               --               --               --               --
              --               --               --               --               --               --
          (2,534)                          (35,242)                          (53,145)         (13,963)

              --               --               --               --               --               --
              --               --               --               --               --               --
        (145,974)              --         (126,339)              --         (142,631)              --
                                                                                  --               --
      ----------       ----------      -----------       ----------       ----------       ----------
        (148,508)              --         (161,581)              --         (195,776)         (13,963)
      ----------       ----------      -----------       ----------       ----------       ----------
       2,362,347        6,104,718        5,136,372        7,074,222        2,829,470        5,502,348
      ----------       ----------      -----------       ----------       ----------       ----------
       2,767,027        6,679,618        5,651,380        7,529,968        2,921,662        5,698,032

       6,679,618               --        7,529,968               --        5,698,032               --
      ----------       ----------      -----------       ----------       ----------       ----------
      $9,446,645       $6,679,618      $13,181,348       $7,529,968       $8,619,694       $5,698,032
      ==========       ==========      ===========       ==========       ==========       ==========
              --               --      $     1,222       $      683       $   (6,303)      $   14,635
      ==========       ==========      ===========       ==========       ==========       ==========

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Changes in Net Assets, Continued
May 31, 2005

                                                                                               THE SHORT TERM GOVERNMENT
                                                                THE MONEY MARKET FUND                 INCOME FUND
                                                          ---------------------------------   ---------------------------
                                                              FOR THE           FOR THE         FOR THE        FOR THE
                                                            YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                              MAY 31            MAY 31           MAY 31         MAY 31
                                                               2005              2004             2005           2004
                                                          ---------------   ---------------   ------------   ------------
CAPITAL TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
  Proceeds from shares issued...........................  $ 1,589,148,331   $ 1,212,018,633   $ 29,412,101   $ 27,816,202
  Dividends reinvested..................................           46,629            16,829      1,100,357      1,130,928
  Cost of shares redeemed...............................   (1,578,306,749)   (1,251,664,546)   (32,852,852)   (32,344,144)
                                                          ---------------   ---------------   ------------   ------------
Institutional Class Shares capital transactions.........       10,888,211       (39,629,084)    (2,340,394)    (3,397,014)
                                                          ---------------   ---------------   ------------   ------------
CLASS A SHARES:
  Proceeds from shares issued...........................       45,133,196        36,151,586      1,624,822      1,479,911
  Dividends reinvested..................................          443,515           168,026        210,442        303,774
  Cost of shares redeemed...............................      (49,866,132)      (48,292,502)    (4,004,606)    (5,167,851)
                                                          ---------------   ---------------   ------------   ------------
Class A Shares capital transactions.....................       (4,289,421)      (11,972,890)    (2,169,342)    (3,384,166)
                                                          ---------------   ---------------   ------------   ------------
CLASS B SHARES:
  Proceeds from shares issued...........................           78,681            36,797
  Dividends reinvested..................................            1,545               777
  Cost of shares redeemed...............................         (122,836)         (227,054)
                                                          ---------------   ---------------
Class B Shares capital transactions.....................          (42,610)         (189,480)
                                                          ---------------   ---------------
CLASS C SHARES:
  Proceeds from shares issued...........................
  Dividends reinvested..................................
  Cost of shares redeemed...............................
Change in Class C Shares................................
                                                          ---------------   ---------------   ------------   ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........  $     6,556,180   $   (51,791,454)  $ (4,509,736)  $ (6,781,180)
                                                          ===============   ===============   ============   ============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
  Issued................................................    1,589,148,331   $ 1,212,018,633      2,984,846      2,757,053
  Reinvested............................................           46,629            16,829        111,345        112,109
  Redeemed..............................................   (1,578,306,749)   (1,251,664,546)    (3,320,417)    (3,208,478)
                                                          ---------------   ---------------   ------------   ------------
Change in Institutional Class Shares....................       10,888,211       (39,629,084)      (224,226)      (339,316)
                                                          ---------------   ---------------   ------------   ------------
CLASS A SHARES:
  Issued................................................       45,133,196        36,151,586        164,586        146,759
  Reinvested............................................          443,515           168,026         21,295         30,119
  Redeemed..............................................      (49,866,132)      (48,292,502)      (405,776)      (514,535)
                                                          ---------------   ---------------   ------------   ------------
Change in Class A Shares................................       (4,289,421)      (11,972,890)      (219,895)      (337,657)
                                                          ---------------   ---------------   ------------   ------------
CLASS B SHARES:
  Issued................................................           78,681            36,796
  Reinvested............................................            1,545               777
  Redeemed..............................................         (122,836)         (227,053)
                                                          ---------------   ---------------
Change in Class B Shares................................          (42,610)         (189,480)
                                                          ---------------   ---------------
CLASS C SHARES:
  Issued................................................
  Reinvested............................................
  Redeemed..............................................
Change in Class C Shares
                                                          ---------------   ---------------   ------------   ------------
Change in shares........................................        6,556,180       (51,791,454)      (444,121)      (676,973)
                                                          ===============   ===============   ============   ============

                       See notes to financial statements.

       THE INTERMEDIATE TERM INCOME
                   FUND                        THE LARGE CAP EQUITY FUND              THE MID CAP EQUITY FUND
     ---------------------------------     ---------------------------------     ---------------------------------
        FOR THE            FOR THE            FOR THE            FOR THE            FOR THE            FOR THE
       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
         MAY 31             MAY 31             MAY 31             MAY 31             MAY 31             MAY 31
          2005               2004               2005               2004               2005               2004
     --------------     --------------     --------------     --------------     --------------     --------------

      $ 19,973,106       $ 17,544,749       $  9,573,786       $ 13,603,958       $ 13,816,892       $ 10,503,415
         1,345,674          1,580,718          5,453,052          3,268,695          3,658,724                 --
       (27,145,898)       (23,988,628)       (19,471,714)       (32,829,954)       (13,311,057)       (21,781,699)
      ------------       ------------       ------------       ------------       ------------       ------------
        (5,827,118)        (4,863,161)        (4,444,876)       (15,957,301)         4,164,559        (11,278,284)
      ------------       ------------       ------------       ------------       ------------       ------------

         2,719,969            975,412          4,146,219          2,381,871          4,616,795          3,036,387
           333,162            411,707          3,790,807          2,483,278          2,566,349                 --
        (2,914,928)        (4,611,166)        (7,932,989)        (7,643,499)        (5,579,671)        (3,645,264)
      ------------       ------------       ------------       ------------       ------------       ------------
           138,203         (3,224,047)             4,037         (2,778,350)         1,603,473           (608,877)
      ------------       ------------       ------------       ------------       ------------       ------------

            66,952             96,234             20,830            168,207            226,620            534,445
             8,129              8,554            378,088            236,422            123,079                 --
          (234,943)          (193,227)          (727,710)          (792,197)          (279,298)           (22,493)
      ------------       ------------       ------------       ------------       ------------       ------------
          (159,862)           (88,439)          (328,792)          (387,568)            70,401            511,952
      ------------       ------------       ------------       ------------       ------------       ------------

      ------------       ------------       ------------       ------------       ------------       ------------
      $ (5,848,777)      $ (8,175,647)      $ (4,769,631)      $(19,123,219)      $  5,838,433       $(11,375,209)
      ============       ============       ============       ============       ============       ============

         1,905,729          1,655,937            621,624            870,075            885,439            749,106
           128,698            148,182            364,294            214,808            242,948                 --
        (2,599,849)        (2,263,219)        (1,245,501)        (2,108,254)          (848,339)        (1,506,409)
      ------------       ------------       ------------       ------------       ------------       ------------
          (565,422)          (459,100)          (259,583)        (1,023,371)           280,048           (757,303)
      ------------       ------------       ------------       ------------       ------------       ------------

           260,092             91,508            270,759            152,743            299,013            208,999
            31,885             38,629            255,138            164,217            173,677                 --
          (279,454)          (433,972)          (516,275)          (486,439)          (360,010)          (251,949)
      ------------       ------------       ------------       ------------       ------------       ------------
            12,523           (303,835)             9,622           (169,479)           112,680            (42,950)
      ------------       ------------       ------------       ------------       ------------       ------------

             6,417              8,843              1,356             11,090             15,352             38,491
               779                803             26,478             16,144              8,897                 --
           (22,429)           (18,014)           (49,666)           (52,064)           (18,500)            (1,640)
      ------------       ------------       ------------       ------------       ------------       ------------
           (15,233)            (8,368)           (21,832)           (24,830)             5,749             36,851
      ------------       ------------       ------------       ------------       ------------       ------------

      ------------       ------------       ------------       ------------       ------------       ------------
          (568,132)          (771,303)          (271,793)        (1,217,680)           398,477           (763,402)
      ============       ============       ============       ============       ============       ============

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statement of Changes in Net Assets, Continued
May 31, 2005

                                                                                          THE STRATEGIC
                                                               THE LEADERS EQUITY FUND    DIVIDEND FUND
                                                              -------------------------   -------------
                                                                FOR THE       FOR THE        FOR THE
                                                              YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                                MAY 31        MAY 31         MAY 31
                                                                 2005          2004         2005 (B)
                                                              -----------   -----------   -------------
CAPITAL TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
  Proceeds from shares issued...............................  $11,749,297   $ 8,285,531    $20,520,628
  Dividends reinvested......................................           --            --        107,863
  Cost of shares redeemed...................................   (5,349,187)   (4,680,236)    (1,609,552)
                                                              -----------   -----------    -----------
Institutional Class Shares capital transactions.............    6,400,110     3,605,295     19,018,939
                                                              -----------   -----------    -----------
CLASS A SHARES:
  Proceeds from shares issued...............................    1,271,883       685,622      1,211,599
  Dividends reinvested......................................           --            --         14,497
  Cost of shares redeemed...................................     (404,299)     (629,754)       (17,585)
                                                              -----------   -----------    -----------
Class A Shares capital transactions.........................      867,584        55,868      1,208,511
                                                              -----------   -----------    -----------
CLASS B SHARES:
  Proceeds from shares issued...............................      151,283        90,942
  Dividends reinvested......................................           --            --
  Cost of shares redeemed...................................      (20,153)      (72,959)
                                                              -----------   -----------
Class B Shares capital transactions.........................      131,130        17,983
                                                              -----------   -----------
CLASS C SHARES:
  Proceeds from shares issued...............................
  Dividends reinvested......................................
  Cost of shares redeemed...................................
Change in Class C Shares....................................
                                                              -----------   -----------    -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..............  $ 7,398,824   $ 3,679,146    $20,227,450
                                                              ===========   ===========    ===========
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
  Issued....................................................    1,491,749     1,206,007      2,026,261
  Reinvested................................................           --            --         10,549
  Redeemed..................................................     (675,445)     (667,917)      (157,895)
                                                              -----------   -----------    -----------
Change in Institutional Class Shares........................      816,304       538,090      1,878,915
                                                              -----------   -----------    -----------
CLASS A SHARES:
  Issued....................................................      164,640        98,807        120,209
  Reinvested................................................           --            --          1,417
  Redeemed..................................................      (52,072)      (91,753)        (1,715)
                                                              -----------   -----------    -----------
Change in Class A Shares....................................      112,568         7,054        119,911
                                                              -----------   -----------    -----------
CLASS B SHARES:
  Issued....................................................       19,512        14,006
  Reinvested................................................           --            --
  Redeemed..................................................       (2,628)      (10,629)
                                                              -----------   -----------
Change in Class B Shares....................................       16,884         3,377
                                                              -----------   -----------
CLASS C SHARES:
  Issued....................................................
  Reinvested................................................
  Redeemed..................................................
Change in Class C Shares
                                                              -----------   -----------    -----------
Change in shares............................................      945,756       548,521      1,998,825
                                                              ===========   ===========    ===========

(a) Fund commenced operations on August 5, 2003.

(b) Fund commenced operations on November 9, 2004.

                       See notes to financial statements.

        THE PERFORMANCE ADVISOR           THE PERFORMANCE ADVISOR           THE PERFORMANCE ADVISOR
           GROWTH PORTFOLIO                 MODERATE PORTFOLIO              CONSERVATIVE PORTFOLIO
     -----------------------------     -----------------------------     -----------------------------
       FOR THE          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED
        MAY 31           MAY 31           MAY 31           MAY 31           MAY 31           MAY 31
         2005           2004(A)            2005           2004(A)            2005           2004(A)
     ------------     ------------     ------------     ------------     ------------     ------------

      $2,482,504       $6,148,107       $5,286,705       $7,108,875       $2,729,246       $5,493,855
         144,627               --          150,398               --          187,738            8,493
        (264,784)         (43,389)        (300,731)         (34,653)         (87,514)              --
      ----------       ----------       ----------       ----------       ----------       ----------
       2,362,347        6,104,718        5,136,372        7,074,222        2,829,470        5,502,348
      ----------       ----------       ----------       ----------       ----------       ----------
      $2,362,347       $6,104,718       $5,136,372       $7,074,222       $2,829,470       $5,502,348
      ==========       ==========       ==========       ==========       ==========       ==========

         219,197          605,454          478,231          694,219          261,360          547,116
          12,650               --           13,390               --           18,015              822
         (23,124)          (3,966)         (27,032)          (3,157)          (8,345)              --
      ----------       ----------       ----------       ----------       ----------       ----------
         208,723          601,488          464,589          691,062          271,030          547,938
      ----------       ----------       ----------       ----------       ----------       ----------
         208,723          601,488          464,589          691,062          271,030          547,938
      ==========       ==========       ==========       ==========       ==========       ==========

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Notes to Financial Statements
May 31, 2005

1. ORGANIZATION
Performance Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Delaware business trust on March 11, 1992 and currently consists of eleven separate portfolios: The Money Market Fund, The U.S. Treasury Money Market Fund, The Short Term Government Income Fund, The Intermediate Term Income Fund, The Large Cap Equity Fund, The Mid Cap Equity Fund, The Leaders Equity Fund, The Strategic Dividend Fund, The Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio, and The Performance Advisor Conservative Portfolio (individually a "Fund", collectively the "Funds"). The U.S. Treasury Money Market has not yet commenced operations; accordingly, it is not covered by this report. Each Fund has three classes of shares, Institutional Class Shares, Class A Shares, and Class B Shares, except for The Short Term Government Income Fund and The Strategic Dividend Fund, which offer Institutional Class Shares and Class A Shares only, and the three Performance Advisor Funds, which offer C Class Shares only. Each class of shares in the Funds has identical rights and privileges except with respect to distribution fees paid by each respective class, voting matters affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Funds organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:
Bonds and other fixed income securities (including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security.

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities traded on NASDAQ are valued at the "Official Closing Price" as reported by NASDAQ. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Investments in open-ended investment companies, including Fund of Funds, are valued at their respective net asset values as reported by such companies.

Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued)
May 31, 2005

disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed conflicts.

REPURCHASE AGREEMENTS:
The Funds may purchase instruments from financial institutions, such as banks and broker-dealers that Trustmark Investment Advisers, Inc. ("Trustmark") deems to present minimal credit risk under guidelines adopted by the Board of Trustees, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller, under a repurchase agreement, is required to maintain the value of the collateral held pursuant to the agreement with a value equal to the repurchase price (including accrued interest). Default by the seller would, however, expose the relevant Funds to a possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Risks may arise from the potential inability of counter parties to honor the terms of the repurchase agreements. Accordingly, the Funds could receive less than the carrying value upon the sale of the underlying collateral securities. Collateral subject to repurchase agreements are held by the Fund's custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:
Changes in holdings of portfolio securities shall be reflected no later than in the first calculation of net asset value per share on the first business day following the trade date. However, for financial reporting purposes, security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Securities gains and losses are calculated on the identified cost basis.

EXPENSE ALLOCATION:
Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

DIVIDENDS TO SHAREHOLDERS:
The Money Market Fund, The Short Term Government Income Fund and The Intermediate Term Income Fund declare net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed monthly in the case of The Large Cap Equity Fund, The Mid Cap Equity Fund, The Leaders Equity Fund, The Strategic Dividend Fund, The Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio, and The Performance Advisor Conservative Portfolio. Net realized gains for the Funds, if any, are distributed at least annually. Additional distributions may also be made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to capital; temporary differences do not require reclassification.

3. RELATED PARTY TRANSACTIONS

ADVISOR AND CUSTODIAN:
Trustmark acts as Advisor to the Funds. Trustmark is entitled to receive a fee, accrued daily and paid monthly, based on average daily net assets of each Fund. The Strategic Dividend Fund is sub-advised by Orleans Capital

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued)
May 31, 2005

Management, which receives a portion of the advisory fee. For the period ended May 31, 2005, the advisory fee rates were as follows:

                                                               ADVISORY FEE RATE
                                                               -----------------
The Money Market Fund.......................................         0.30%
The Short Term Government Income Fund.......................         0.40%
The Intermediate Term Income Fund...........................         0.50%
The Large Cap Equity Fund...................................         0.60%
The Mid Cap Equity Fund.....................................         0.75%
The Leaders Equity Fund.....................................         1.00%
The Strategic Dividend Fund.................................         0.45%*
The Performance Advisor Growth Portfolio....................         0.25%
The Performance Advisor Moderate Portfolio..................         0.25%
The Performance Advisor Conservative Portfolio..............         0.25%

* Effective November 9, 2005, the advisory fee rate will increase to 0.75%.

Trustmark National Bank serves as Custodian of the Funds' cash and securities. For these services, Trustmark National Bank is entitled to a fee accrued daily and paid monthly, at an annual rate of 0.04% based on average daily net assets of each Fund.

ADMINISTRATION:
BISYS Fund Services Ohio, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Funds are affiliated, serves the Trust as administrator. Such officers and trustees, except the chief compliance officer, are not paid any fees directly by the Funds for serving as officers and trustees of the Funds. In accordance with the terms of the Administration Agreement, BISYS is entitled to a fee, accrued daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Fund. Effective March 4, 2005, the administrator reduced its fee to an annual rate of 0.08%. BISYS provides an employee to serve as the chief compliance officer for the funds, including providing related services, for which it receives an additional fee. Prior to March 4, 2005, the Administrator made payments directly or through an affiliate, using a portion of their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds. Effective March 4, 2005, the Administrator terminated this arrangement.

DISTRIBUTION PLAN:
Performance Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of the BISYS Group, serves as the distribution agent of the Funds. The Trust has adopted a compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for a monthly payment by the Funds to the Distributor at an annual rate not to exceed 0.35% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B and Class C Shares.

The Distributor is entitled to receive commissions on sales of shares of the Funds. For the period ended May 31, 2005, the Distributor received $61,192 from commissions earned on sales of the Funds of which $5,116 was re-allowed to Trustmark, the Distributor, and BISYS (affiliated broker/dealers).

SERVICE ORGANIZATION:
Effective April 28, 2005, The Trust, except for The Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio, and The Performance Advisor Conservative Portfolio has entered into a Service Organization

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued)
May 31, 2005

Agreement with its shareholder servicing agents (which currently consists of Trustmark National Bank) for providing various shareholder services. For performing these services the shareholder servicing agents receive a fee of up to 0.08% of each Fund's Class A, Class B and Institutional Shares (except the Institutional Shares of the Performance Money Market Fund) that is computed daily and paid monthly. The Performance Strategic Dividend Fund currently does not have assets with any shareholder servicing agents subject to the Agreement.

ACCOUNTING AND TRANSFER AGENCY:
BISYS provides accounting and transfer agency services for the Funds. For these services to the Funds, BISYS receives an annual fee accrued daily and paid monthly. As Fund Accountant for the Funds, BISYS receives a fixed annual fee. As Transfer Agent for the Funds, BISYS receives a fee based on the number of shareholder accounts, subject to certain minimums and reimbursement of certain expenses.

FEE REDUCTIONS:
The Advisor, Administrator, Custodian and the Distributor waived fees as stated in the statement of operations. The Advisor has also agreed to contractually limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses of The Leaders Equity Fund and the Strategic Dividend Fund. Each class has its own expense limitations based on average daily net assets for any full fiscal year as follows:

                                                                                EXPENSE
FUND                                                              CLASS       LIMITATION
----                                                          -------------   -----------
The Leaders Equity Fund.....................................  Institutional      1.25%
The Leaders Equity Fund.....................................        A            1.50%
The Leaders Equity Fund.....................................        B            2.25%
The Strategic Dividend Fund.................................  Institutional      0.95%
The Strategic Dividend Fund.................................        A            1.30%

Effective August 16, 2004, the funds have entered into an expense limitation agreement with the advisor, in which they have agreed to pay or repay fees that were waived or reimbursed by the advisor for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. The Advisor is contractually limiting fees & expenses at least until September 30, 2005. For the period ended May 31, 2005, the amounts reimbursed and remaining were as follows:

                                                            REIMBURSED PERIOD    REMAINING AVAILABLE
FUND                                                        ENDED MAY 31, 2005    FOR REIMBURSEMENT
----                                                        ------------------   -------------------
The Leaders Equity Fund...................................       $106,189             $106,189
The Strategic Dividend Fund...............................       $ 43,665             $ 43,665

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued)
May 31, 2005

4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (excluding short-term securities less than one year to maturity from acquisition date) for the period ended May 31, 2005, were as follows:

                                                               PURCHASES       SALES
                                                              -----------   -----------
The Short Term Government Income Fund.......................  $55,045,887   $61,067,215*
The Intermediate Term Income Fund...........................    5,106,944    11,318,337*
The Large Cap Equity Fund...................................   75,897,623    94,691,090
The Mid Cap Equity Fund.....................................   67,320,949    70,076,092
The Leaders Equity Fund.....................................   85,737,754    79,642,783
The Strategic Dividend Fund.................................   21,107,917     1,270,280
The Performance Advisor Growth Portfolio....................    2,937,889       400,000
The Performance Advisor Moderate Portfolio..................    6,112,023       500,000
The Performance Advisor Conservative Portfolio..............    3,163,462       400,000

* Includes purchases and sales of government securities for the year ended May 31, 2005, as follows:

                                                              PURCHASES     SALES
                                                              ---------   ----------
The Short Term Government Income Fund.......................     -0-       1,001,797
The Intermediate Term Income Fund...........................     -0-       2,394,795

5. FEDERAL INCOME TAXES
Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

At May 31, 2005, the following funds had net capital loss carryforwards to offset future net realized gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains it is probable that the gains that are offset will not be distributed to shareholders.

                                                                AMOUNT     EXPIRES
                                                              ----------   -------
The Money Market Fund.......................................  $      410    2011
                                                                     156    2012
                                                                     137    2013
The Short Term Government Income Fund.......................     210,095    2008
                                                                 723,544    2009
                                                                  86,910    2012
                                                                  20,905    2013
The Intermediate Term Income Fund...........................   3,092,207    2009
The Leaders Equity Fund.....................................   3,389,423    2011

Under current law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ended May 31, 2005:

                                                              POST-OCTOBER
                                                                 LOSSES
                                                              ------------
The Money Market Fund.......................................   $    4,658
The Short Term Government Income Fund.......................      331,067

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued)
May 31, 2005

The tax character of dividends paid during the fiscal year ended May 31, 2005, was as follows:

                                                               DIVIDENDS AND
                                                          DISTRIBUTIONS PAID FROM    TOTAL DIVIDENDS
                                                         -------------------------         AND
                                                         ORDINARY    NET LONG TERM    DISTRIBUTIONS
FUND                                                      INCOME     CAPITAL GAINS        PAID
----                                                     ---------   -------------   ---------------
The Money Market Fund..................................  7,163,475            --        7,163,475
The Short Term Government Income Fund..................  2,322,438            --        2,322,438
The Intermediate Term Income Fund......................  3,616,704            --        3,616,704
The Large Cap Equity Fund..............................    928,330    12,597,753       13,526,083
The Mid Cap Equity Fund................................    127,468    10,507,626       10,635,094
The Strategic Dividend Fund............................    224,632            --          224,632
The Performance Advisor Growth Portfolio...............     36,575       111,933          148,508
The Performance Advisor Moderate Portfolio.............     94,948        62,045          156,993
The Performance Advisor Conservative Portfolio.........    112,054        78,360          190,414

The tax character of dividends and distributions paid during the fiscal period ended May 31, 2004, was as follows:

                                                               DIVIDENDS AND
                                                          DISTRIBUTIONS PAID FROM    TOTAL DIVIDENDS
                                                         -------------------------         AND
                                                         ORDINARY    NET LONG TERM    DISTRIBUTIONS
FUND                                                      INCOME     CAPITAL GAINS        PAID
----                                                     ---------   -------------   ---------------
The Money Market Fund..................................  3,143,991              --      3,143,991
The Short Term Government Income Fund..................  2,703,746              --      2,703,746
The Intermediate Term Income Fund......................  3,771,477              --      3,771,477
The Large Cap Equity Fund..............................    925,916       7,676,816      8,602,732
The Performance Advisor Conservative Portfolio.........     11,724              --         11,724

As of May 31, 2005, the components of accumulated earnings/(deficit) on a tax basis for the funds were as follows:

                                                    THE MONEY       THE SHORT TERM     THE INTERMEDIATE
                                                     MARKET        GOVERNMENT INCOME     TERM INCOME
                                                      FUND               FUND                FUND
                                                 ---------------   -----------------   ----------------
Undistributed Ordinary Income..................    $ 1,092,059        $   226,550        $   323,356
Undistributed Long Term Capital Gains..........             --                 --                 --
                                                   -----------        -----------        -----------
Accumulated Earnings...........................      1,092,059            226,550            323,356
Distributions Payable..........................     (1,091,399)          (194,779)          (312,320)
Accumulated Capital and Other Losses...........         (5,361)        (1,372,521)        (3,092,207)
Unrealized Appreciation/(Depreciation).........             --           (760,685)         3,105,839
                                                   -----------        -----------        -----------
Total Accumulated Earnings/(Deficit)...........    $    (4,701)       $(2,101,435)       $    24,668
                                                   ===========        ===========        ===========

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued)
May 31, 2005

                                                 THE LARGE CAP   THE MID CAP EQUITY   THE LEADERS EQUITY
                                                  EQUITY FUND           FUND                 FUND
                                                 -------------   ------------------   ------------------
Undistributed Ordinary Income..................   $ 1,052,351       $   535,728          $        --
Undistributed Long Term Capital Gains..........    10,981,901        10,353,146                   --
                                                  -----------       -----------          -----------
Accumulated Earnings...........................    12,034,252        10,888,874                   --
Distributions Payable..........................       (66,346)               --                   --
Accumulated Capital and Other Losses...........            --                --           (3,389,423)
Unrealized Appreciation/(Depreciation).........    27,915,250        22,820,899            3,790,113
                                                  -----------       -----------          -----------
Total Accumulated Earnings/(Deficit)...........   $39,883,156       $33,709,773          $   400,690
                                                  ===========       ===========          ===========

                                                                          THE PERFORMANCE   THE PERFORMANCE
                                                       THE PERFORMANCE        ADVISOR           ADVISOR
                                       THE STRATEGIC       ADVISOR           MODERATE        CONSERVATIVE
                                       DIVIDEND FUND   GROWTH PORTFOLIO      PORTFOLIO         PORTFOLIO
                                       -------------   ----------------   ---------------   ---------------
Undistributed Ordinary Income.......     $ 91,833         $       --         $  5,810          $  1,298
Undistributed Long Term Capital
  Gains.............................       18,378            516,462          564,302           275,854
                                         --------         ----------         --------          --------
Accumulated Earnings................      110,211            516,462          570,112           277,152
Distributions Payable...............      (43,046)                --           (4,588)           (7,601)
Accumulated Capital and Other
  Losses............................           --                 --               --                --
Unrealized
  Appreciation/(Depreciation).......      152,002            498,494          418,433            31,268
                                         --------         ----------         --------          --------
Total Accumulated
  Earnings/(Deficit)................     $219,167         $1,014,956         $983,957          $300,819
                                         ========         ==========         ========          ========

6. INDUSTRY CONCENTRATIONS
The Performance Leaders Equity and Strategic Dividend Funds may have elements of risk associated with their portfolio holdings due to a concentration of investments in a limited number of industries, which may vary throughout the year. Such concentrations may subject these Funds to additional risk resulting from political or economic conditions in such industries.

As of May 31, 2005, The Performance Leaders Equity Fund invested approximately 16.1% of its respective portfolio in securities issued by energy companies.

As of May 31, 2005, The Performance Strategic Dividend Fund invested approximately 18.9% of its respective portfolio in securities issued by financial services companies.

                      (This page intentionally left blank)

PERFORMANCE FUNDS TRUST
THE MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                          INVESTMENT ACTIVITIES                                  DIVIDENDS
                                       ------------------------------------------------------------      -------------------------
                                       NET ASSET
                                        VALUE,           NET          NET REALIZED       TOTAL FROM         NET
                                       BEGINNING      INVESTMENT        GAINS ON         INVESTMENT      INVESTMENT        TOTAL
                                       OF PERIOD        INCOME         INVESTMENTS       ACTIVITIES        INCOME        DIVIDENDS
                                       ---------      ----------      -------------      ----------      ----------      ---------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2005............    $1.00          $0.02            $   --*           $0.02           $(0.02)        $(0.02)
  Year Ended May 31, 2004............     1.00           0.01                --*            0.01            (0.01)         (0.01)
  Year Ended May 31, 2003............     1.00           0.01                --*            0.01            (0.01)         (0.01)
  Year Ended May 31, 2002............     1.00           0.02                --*            0.02            (0.02)         (0.02)
  Year Ended May 31, 2001............     1.00           0.06                --             0.06            (0.06)         (0.06)
CLASS A SHARES
  Year Ended May 31, 2005............     1.00             --*               --*              --*              --*            --*
  Year Ended May 31, 2004............     1.00             --*               --*              --*              --*            --*
  Year Ended May 31, 2003............     1.00           0.01                --*            0.01            (0.01)         (0.01)
  Year Ended May 31, 2002............     1.00           0.02                --*            0.02            (0.02)         (0.02)
  Year Ended May 31, 2001............     1.00           0.06                --             0.06            (0.06)         (0.06)
CLASS B SHARES
  Year Ended May 31, 2005............     1.00             --*               --*              --*              --*            --*
  Year Ended May 31, 2004............     1.00             --*               --*              --*              --*            --*
  Year Ended May 31, 2003............     1.00             --*               --*              --*              --*            --*
  Year Ended May 31, 2002............     1.00           0.01                --*            0.01            (0.01)         (0.01)
  Year Ended May 31, 2001............     1.00           0.05                --             0.05            (0.05)         (0.05)

---------------

 * Less than $0.005 per share

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

                       See notes to financial statements.

                                                                      RATIO OF NET
          NET ASSET     TOTAL RETURN                      RATIO OF     INVESTMENT      RATIO OF
           VALUE,         (EXCLUDES     NET ASSETS AT     EXPENSES       INCOME        EXPENSES
             END            SALES       END OF PERIOD    TO AVERAGE    TO AVERAGE     TO AVERAGE
          OF PERIOD        CHARGE)         (000'S)       NET ASSETS    NET ASSETS    NET ASSETS(A)
        -------------   -------------   --------------   ----------   ------------   -------------
            $1.00            1.55%         $450,051         0.48%         1.54%          0.59%
             1.00            0.60           439,167         0.45          0.60           0.58
             1.00            1.11           478,796         0.44          1.12           0.57
             1.00            2.26           533,027         0.42          2.26           0.56
             1.00            5.92           574,726         0.37          5.73           0.55
             1.00            1.30            36,207         0.73          1.26           0.94
             1.00            0.33            40,497         0.70          0.35           0.93
             1.00            0.86            52,470         0.69          0.89           0.92
             1.00            2.01            76,525         0.67          2.02           0.91
             1.00            5.66            86,334         0.62          5.49           0.90
             1.00            1.30               130         0.73          1.24           1.59
             1.00            0.33               172         0.73          0.33           1.58
             1.00            0.39               362         1.15          0.39           1.57
             1.00            1.24               311         1.42          1.18           1.56
             1.00            4.87               266         1.37          4.76           1.55

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE SHORT TERM GOVERNMENT INCOME FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                              INVESTMENT ACTIVITIES
                                          -------------------------------------------------------------
                                          NET ASSET                       NET REALIZED
                                           VALUE,           NET          AND UNREALIZED      TOTAL FROM
                                          BEGINNING      INVESTMENT      GAINS/(LOSSES)      INVESTMENT
                                          OF PERIOD        INCOME        ON INVESTMENTS      ACTIVITIES
                                          ---------      ----------      --------------      ----------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2005...............   $ 9.94          $ 0.25            $(0.08)           $0.17
  Year Ended May 31, 2004...............    10.20            0.25             (0.23)            0.02
  Year Ended May 31, 2003...............    10.11            0.33              0.12             0.45
  Year Ended May 31, 2002...............    10.02            0.44              0.09             0.53
  Year Ended May 31, 2001...............     9.66            0.53              0.36             0.89
CLASS A SHARES
  Year Ended May 31, 2005...............     9.93            0.23             (0.09)            0.14
  Year Ended May 31, 2004...............    10.19            0.21             (0.21)            0.00
  Year Ended May 31, 2003...............    10.11            0.31              0.11             0.42
  Year Ended May 31, 2002...............    10.02            0.42              0.09             0.51
  Year Ended May 31, 2001...............     9.66            0.51              0.36             0.87

                                                  DIVIDENDS
                                          -------------------------

                                             NET
                                          INVESTMENT        TOTAL
                                            INCOME        DIVIDENDS
                                          ----------      ---------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2005...............    $(0.28)        $(0.28)
  Year Ended May 31, 2004...............     (0.28)         (0.28)
  Year Ended May 31, 2003...............     (0.36)         (0.36)
  Year Ended May 31, 2002...............     (0.44)         (0.44)
  Year Ended May 31, 2001...............     (0.53)         (0.53)
CLASS A SHARES
  Year Ended May 31, 2005...............     (0.25)         (0.25)
  Year Ended May 31, 2004...............     (0.26)         (0.26)
  Year Ended May 31, 2003...............     (0.34)         (0.34)
  Year Ended May 31, 2002...............     (0.42)         (0.42)
  Year Ended May 31, 2001...............     (0.51)         (0.51)

---------------

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) No voluntary waivers during this period.

                       See notes to financial statements.

                                                                             RATIO OF NET
                                            NET ASSETS AT      RATIO OF       INVESTMENT        RATIO OF
     NET ASSET VALUE,     TOTAL RETURN         END OF          EXPENSES         INCOME          EXPENSES
           END              (EXCLUDES          PERIOD         TO AVERAGE      TO AVERAGE       TO AVERAGE        PORTFOLIO
        OF PERIOD         SALES CHARGE)        (000'S)        NET ASSETS      NET ASSETS      NET ASSETS(A)     TURNOVER(B)
     ----------------     -------------     -------------     ----------     ------------     -------------     -----------
          $ 9.83               1.72%           $77,271          0.76%           2.62%                 (c)         68.96%
            9.94               0.22             80,391           0.73            2.50                 (c)          35.79
           10.20               4.51             85,962           0.71            3.22                 (c)          43.36
           10.11               5.42             88,846           0.71            4.40                 (c)          39.48
           10.02               9.46             68,672           0.73            5.42                 (c)          29.53
            9.82               1.46              7,422           1.01            2.37             1.11%            68.96
            9.93              (0.03)             9,691           0.98            2.22             1.08             35.79
           10.19               4.16             13,388           0.97            2.91             1.07             43.36
           10.11               5.16              9,486           0.96            4.14             1.06             39.48
           10.02               9.19              5,865           0.98            5.16             1.08             29.53

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE INTERMEDIATE TERM INCOME FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                             INVESTMENT ACTIVITIES                   DIVIDENDS
                                                   -----------------------------------------   ----------------------
                                                                 NET REALIZED
                                       NET ASSET                      AND
                                        VALUE,        NET         UNREALIZED      TOTAL FROM      NET
                                       BEGINNING   INVESTMENT   GAINS/(LOSSES)    INVESTMENT   INVESTMENT     TOTAL
                                       OF PERIOD     INCOME     ON INVESTMENTS    ACTIVITIES     INCOME     DIVIDENDS
                                       ---------   ----------   ---------------   ----------   ----------   ---------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2005............   $10.39       $0.48          $ 0.05          $ 0.53       $(0.47)     $(0.47)
  Year Ended May 31, 2004............    10.96        0.51           (0.59)          (0.08)       (0.49)      (0.49)
  Year Ended May 31, 2003............    10.44        0.58            0.50            1.08        (0.56)      (0.56)
  Year Ended May 31, 2002............    10.19        0.60            0.23            0.83        (0.58)      (0.58)
  Year Ended May 31, 2001............     9.58        0.59            0.61            1.20        (0.59)      (0.59)

CLASS A SHARES
  Year Ended May 31, 2005............    10.38        0.45            0.06            0.51        (0.45)      (0.45)
  Year Ended May 31, 2004............    10.95        0.51           (0.62)          (0.11)       (0.46)      (0.46)
  Year Ended May 31, 2003............    10.43        0.55            0.50            1.05        (0.53)      (0.53)
  Year Ended May 31, 2002............    10.18        0.58            0.23            0.81        (0.56)      (0.56)
  Year Ended May 31, 2001............     9.57        0.56            0.61            1.17        (0.56)      (0.56)

CLASS B SHARES
  Year Ended May 31, 2005............    10.38        0.37            0.05            0.42        (0.37)      (0.37)
  Year Ended May 31, 2004............    10.95        0.40           (0.59)          (0.19)       (0.38)      (0.38)
  Year Ended May 31, 2003............    10.43        0.47            0.51            0.98        (0.46)      (0.46)
  Year Ended May 31, 2002............    10.18        0.49            0.24            0.73        (0.48)      (0.48)
  Year Ended May 31, 2001............     9.57        0.49            0.61            1.10        (0.49)      (0.49)

---------------

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

                                                                             RATIO OF NET
                          TOTAL RETURN                         RATIO OF       INVESTMENT        RATIO OF
          NET ASSET         (EXCLUDES       NET ASSETS AT      EXPENSES         INCOME          EXPENSES
           VALUE,             SALES         END OF PERIOD     TO AVERAGE      TO AVERAGE       TO AVERAGE        PORTFOLIO
        END OF PERIOD      CHARGE)(C)          (000'S)        NET ASSETS      NET ASSETS      NET ASSETS(A)     TURNOVER(B)
        -------------     -------------     -------------     ----------     ------------     -------------     -----------
           $10.45              5.22%          $ 63,370           0.83%           4.50%            0.88%             6.71%
            10.39             (0.77)            68,896           0.82            4.72             0.87             20.22
            10.96             10.64             77,737           0.80            5.48             0.85             16.97
            10.44              8.34             85,922           0.79            5.78             0.84              7.02
            10.19             12.79            121,110           0.76            5.93             0.81             14.06
            10.44              4.96              7,751           1.08            4.25             1.23              6.71
            10.38             (1.03)             7,578           1.07            4.50             1.22             20.22
            10.95             10.37             11,324           1.05            5.21             1.20             16.97
            10.43              8.07             10,646           1.04            5.58             1.19              7.02
            10.18             12.51             11,888           1.01            5.65             1.16             14.06
            10.43              4.07                436           1.83            3.52             1.88              6.71
            10.38             (1.77)               591           1.82            3.72             1.87             20.22
            10.95              9.59                716           1.79            4.57             1.84             16.97
            10.43              7.31                370           1.79            4.88             1.84              7.02
            10.18             11.69                116           1.76            4.92             1.81             14.06

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LARGE CAP EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                               INVESTMENT ACTIVITIES                              DIVIDENDS
                                          ----------------------------------------------------------------      -------------
                                                                             NET REALIZED
                                          NET ASSET                              AND
                                           VALUE,             NET             UNREALIZED        TOTAL FROM         NET
                                          BEGINNING       INVESTMENT        GAINS/(LOSSES)      INVESTMENT      INVESTMENT
                                          OF PERIOD      INCOME/(LOSS)      ON INVESTMENTS      ACTIVITIES        INCOME
                                          ---------      -------------      --------------      ----------      ----------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2005...............   $15.75           $ 0.16              $ 1.43            $ 1.59          $(0.15)
  Year Ended May 31, 2004...............    15.19             0.15                1.77              1.92           (0.14)
  Year Ended May 31, 2003...............    18.37             0.15               (1.97)            (1.82)          (0.15)
  Year Ended May 31, 2002...............    23.25             0.12               (3.11)            (2.99)          (0.11)
  Year Ended May 31, 2001...............    28.83             0.11               (3.39)            (3.28)          (0.10)
CLASS A SHARES
  Year Ended May 31, 2005...............    15.66             0.12                1.43              1.55           (0.13)
  Year Ended May 31, 2004...............    15.12             0.10                1.77              1.87           (0.11)
  Year Ended May 31, 2003...............    18.29             0.12               (1.96)            (1.84)          (0.12)
  Year Ended May 31, 2002...............    23.18             0.06               (3.09)            (3.03)          (0.08)
  Year Ended May 31, 2001...............    28.78             0.05               (3.38)            (3.33)          (0.07)
CLASS B SHARES
  Year Ended May 31, 2005...............    15.18             0.00                1.38              1.38           (0.07)
  Year Ended May 31, 2004...............    14.73            (0.01)               1.72              1.71           (0.04)
  Year Ended May 31, 2003...............    17.92               --               (1.93)            (1.93)          (0.05)
  Year Ended May 31, 2002...............    22.86            (0.09)              (3.04)            (3.13)          (0.03)
  Year Ended May 31, 2001...............    28.55            (0.13)              (3.35)            (3.48)          (0.01)

                                                   DIVIDENDS
                                          ---------------------------

                                          NET REALIZED        TOTAL
                                             GAINS          DIVIDENDS
                                          ------------      ---------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2005...............     $(2.07)         $(2.22)
  Year Ended May 31, 2004...............      (1.22)          (1.36)
  Year Ended May 31, 2003...............      (1.21)          (1.36)
  Year Ended May 31, 2002...............      (1.78)          (1.89)
  Year Ended May 31, 2001...............      (2.20)          (2.30)
CLASS A SHARES
  Year Ended May 31, 2005...............      (2.07)          (2.20)
  Year Ended May 31, 2004...............      (1.22)          (1.33)
  Year Ended May 31, 2003...............      (1.21)          (1.33)
  Year Ended May 31, 2002...............      (1.78)          (1.86)
  Year Ended May 31, 2001...............      (2.20)          (2.27)
CLASS B SHARES
  Year Ended May 31, 2005...............      (2.07)          (2.14)
  Year Ended May 31, 2004...............      (1.22)          (1.26)
  Year Ended May 31, 2003...............      (1.21)          (1.26)
  Year Ended May 31, 2002...............      (1.78)          (1.81)
  Year Ended May 31, 2001...............      (2.20)          (2.21)

---------------

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) No voluntary waivers during this period.

                       See notes to financial statements.

                                                                          RATIO OF NET
                                                            RATIO OF       INVESTMENT        RATIO OF
       NET ASSET       TOTAL RETURN      NET ASSETS AT      EXPENSES         INCOME          EXPENSES
        VALUE,           (EXCLUDES       END OF PERIOD     TO AVERAGE      TO AVERAGE       TO AVERAGE        PORTFOLIO
     END OF PERIOD     SALES CHARGE)        (000'S)        NET ASSETS      NET ASSETS      NET ASSETS(A)     TURNOVER(B)
     -------------     -------------     -------------     ----------     ------------     -------------     -----------
        $15.12             10.43%          $ 62,083          1.03%            1.02%                (c)         78.95%
         15.75             13.06             68,743           1.01            0.03                 (c)          36.91
         15.19             (9.55)            81,858           1.02            1.04                 (c)           3.83
         18.37            (13.58)            93,095           0.95            0.57                 (c)           8.28
         23.25            (12.02)           154,776           0.90            0.38                 (c)           2.51
         15.01             10.16             27,457           1.27            0.77             1.37%            78.95
         15.66             12.73             28,495           1.26            0.67             1.36             36.91
         15.12             (9.76)            30,070           1.27            0.78             1.37              3.83
         18.29            (13.75)            39,586           1.20            0.32             1.30              8.28
         23.18            (12.24)            43,028           1.15            0.17             1.25              2.51
         14.42              9.34              2,591           2.03            0.02                 (c)          78.95
         15.18             11.92              3,058           2.01           (0.08)                (c)          36.91
         14.73            (10.48)             3,333           2.02            0.02                 (c)           3.83
         17.92            (14.41)             4,770           1.95           (0.43)                (c)           8.28
         22.86            (12.87)             6,328           1.90           (0.58)                (c)           2.51

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE MID CAP EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                           INVESTMENT ACTIVITIES                    DIVIDENDS
                                          -------------------------------------------------------   ----------
                                                                       NET REALIZED
                                          NET ASSET                        AND
                                           VALUE,          NET          UNREALIZED     TOTAL FROM      NET
                                          BEGINNING    INVESTMENT     GAINS/(LOSSES)   INVESTMENT   INVESTMENT
                                          OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME
                                          ---------   -------------   --------------   ----------   ----------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2005...............   $15.96        $ 0.03           $ 1.92         $ 1.95       $(0.02)
  Year Ended May 31, 2004...............    12.53         (0.04)            3.47           3.43           --
  Year Ended May 31, 2003...............    13.41         (0.01)           (0.87)         (0.88)          --
  Year Ended May 31, 2002...............    15.59         (0.01)            0.08           0.07           --
  Year Ended May 31, 2001...............    17.13         (0.01)            0.93           0.92           --
CLASS A SHARES
  Year Ended May 31, 2005...............    15.72          0.01             1.87           1.88        (0.02)
  Year Ended May 31, 2004...............    12.37         (0.07)            3.42           3.35           --
  Year Ended May 31, 2003...............    13.27         (0.04)           (0.86)         (0.90)          --
  Year Ended May 31, 2002...............    15.49         (0.03)            0.06           0.03           --
  Year Ended May 31, 2001...............    17.07         (0.04)            0.92           0.88           --
CLASS B SHARES
  Year Ended May 31, 2005...............    14.90         (0.12)            1.77           1.65        (0.01)
  Year Ended May 31, 2004...............    11.81         (0.11)            3.20           3.09           --
  Year Ended May 31, 2003...............    12.79         (0.13)           (0.85)         (0.98)          --
  Year Ended May 31, 2002...............    15.11         (0.12)            0.05          (0.07)          --
  Year Ended May 31, 2001...............    16.82         (0.17)            0.92           0.75           --

                                                 DIVIDENDS
                                          ------------------------

                                          NET REALIZED     TOTAL
                                             GAINS       DIVIDENDS
                                          ------------   ---------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2005...............     $(1.92)      $(1.94)
  Year Ended May 31, 2004...............         --           --
  Year Ended May 31, 2003...............         --           --
  Year Ended May 31, 2002...............      (2.25)       (2.25)
  Year Ended May 31, 2001...............      (2.46)       (2.46)
CLASS A SHARES
  Year Ended May 31, 2005...............      (1.92)       (1.94)
  Year Ended May 31, 2004...............         --           --
  Year Ended May 31, 2003...............         --           --
  Year Ended May 31, 2002...............      (2.25)       (2.25)
  Year Ended May 31, 2001...............      (2.46)       (2.46)
CLASS B SHARES
  Year Ended May 31, 2005...............      (1.92)       (1.93)
  Year Ended May 31, 2004...............         --           --
  Year Ended May 31, 2003...............         --           --
  Year Ended May 31, 2002...............      (2.25)       (2.25)
  Year Ended May 31, 2001...............      (2.46)       (2.46)

---------------

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) No voluntary waivers during this period.

                       See notes to financial statements.

                                                                          RATIO OF NET
                                                            RATIO OF       INVESTMENT        RATIO OF
       NET ASSET       TOTAL RETURN      NET ASSETS AT      EXPENSES         INCOME          EXPENSES
        VALUE,           (EXCLUDES       END OF PERIOD     TO AVERAGE      TO AVERAGE       TO AVERAGE        PORTFOLIO
     END OF PERIOD     SALES CHARGE)        (000'S)        NET ASSETS      NET ASSETS      NET ASSETS(A)     TURNOVER(B)
     -------------     -------------     -------------     ----------     ------------     -------------     -----------
        $15.97            12.90%            $70,363          1.15%            0.18%                (c)         78.09%
         15.96             27.45             65,878           1.14           (0.18)                (c)          18.89
         12.53             (6.56)            61,177           1.16           (0.12)                (c)           0.00
         13.41              1.22             72,308           1.14           (0.05)                (c)          38.78
         15.59              5.13             74,765           1.13           (0.03)                (c)          62.14
         15.66             12.69             23,440           1.40           (0.06)            1.50%            78.09
         15.72             27.08             21,766           1.39           (0.43)            1.49             18.89
         12.37             (6.78)            17,652           1.41           (0.37)            1.51              0.00
         13.27              0.96             20,949           1.38           (0.33)            1.36             38.78
         15.49              4.90             14,890           1.38           (0.27)            1.48             62.14
         14.62             11.81              1,092           2.15           (0.82)                (c)          78.09
         14.90             26.16              1,027           2.15           (1.17)                (c)          18.89
         11.81             (7.66)               379           2.16           (1.12)                (c)           0.00
         12.79              0.26                492           2.14           (1.06)                (c)          38.78
         15.11              4.14                473           2.13           (1.03)                (c)          62.14

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LEADERS EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                           INVESTMENT ACTIVITIES                    DIVIDENDS
                                          -------------------------------------------------------   ----------
                                                                       NET REALIZED
                                          NET ASSET                        AND
                                           VALUE,          NET          UNREALIZED     TOTAL FROM      NET
                                          BEGINNING    INVESTMENT     GAINS/(LOSSES)   INVESTMENT   INVESTMENT
                                          OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME
                                          ---------   -------------   --------------   ----------   ----------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2005...............   $ 7.51        $(0.02)          $ 0.62         $ 0.60        $--
  Year Ended May 31, 2004...............     6.19         (0.04)            1.36           1.32         --
  Year Ended May 31, 2003...............     7.28         (0.04)           (1.05)         (1.09)        --*
  Year Ended May 31, 2002...............     7.89         (0.04)           (0.57)         (0.61)        --
  Year Ended May 31, 2001(c)............    10.00         (0.01)           (2.10)         (2.11)        --*
CLASS A SHARES
  Year Ended May 31, 2005...............     7.45         (0.05)            0.62           0.57         --
  Year Ended May 31, 2004...............     6.14         (0.06)            1.37           1.31         --
  Year Ended May 31, 2003...............     7.24         (0.06)           (1.04)         (1.10)        --*
  Year Ended May 31, 2002...............     7.87         (0.05)           (0.58)         (0.63)        --
  Year Ended May 31, 2001(c)............    10.00         (0.02)           (2.11)         (2.13)        --*
CLASS B SHARES
  Year Ended May 31, 2005...............     7.23         (0.09)            0.59           0.50         --
  Year Ended May 31, 2004...............     6.02         (0.12)            1.33           1.21         --
  Year Ended May 31, 2003...............     7.15         (0.10)           (1.03)         (1.13)        --*
  Year Ended May 31, 2002...............     7.84         (0.11)           (0.58)         (0.69)        --
  Year Ended May 31, 2001(c)............    10.00         (0.06)           (2.10)         (2.16)        --*

                                                 DIVIDENDS
                                          ------------------------

                                          NET REALIZED     TOTAL
                                             GAINS       DIVIDENDS
                                          ------------   ---------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2005...............      $--           $--
  Year Ended May 31, 2004...............       --            --
  Year Ended May 31, 2003...............       --            --*
  Year Ended May 31, 2002...............       --            --
  Year Ended May 31, 2001(c)............       --            --*
CLASS A SHARES
  Year Ended May 31, 2005...............       --            --
  Year Ended May 31, 2004...............       --            --
  Year Ended May 31, 2003...............       --            --*
  Year Ended May 31, 2002...............       --            --
  Year Ended May 31, 2001(c)............       --            --*
CLASS B SHARES
  Year Ended May 31, 2005...............       --            --
  Year Ended May 31, 2004...............       --            --
  Year Ended May 31, 2003...............       --            --*
  Year Ended May 31, 2002...............       --            --
  Year Ended May 31, 2001(c)............       --            --*

---------------

 * Less than $0.005 per share

(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would be as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) Fund commenced operations on September 1, 2000.

(d) Not annualized.

(e) Annualized.

                       See notes to financial statements.

                                                                          RATIO OF NET
                                                            RATIO OF       INVESTMENT        RATIO OF
       NET ASSET       TOTAL RETURN      NET ASSETS AT      EXPENSES         INCOME          EXPENSES
        VALUE,           (EXCLUDES       END OF PERIOD     TO AVERAGE      TO AVERAGE       TO AVERAGE        PORTFOLIO
     END OF PERIOD     SALES CHARGE)        (000'S)        NET ASSETS      NET ASSETS      NET ASSETS(A)     TURNOVER(B)
     -------------     -------------     -------------     ----------     ------------     -------------     -----------
         $8.11                7.99%         $40,227          1.25%             (0.49)%        1.55%           219.39%
          7.51               21.32           31,127           1.25             (0.72)          1.57            196.42
          6.19              (14.97)          22,313           1.25             (0.67)          1.68            185.64
          7.28               (7.33)          22,943           1.25             (0.68)          1.74            152.13
          7.89              (21.08)(d)       18,473           1.25(e)          (0.22)(e)       1.69(e)         140.49(d)
          8.02                7.65            2,019           1.50             (0.70)          1.90            219.39
          7.45               21.34            1,036           1.50             (0.97)          1.92            196.42
          6.14              (15.19)             812           1.50             (0.93)          2.03            185.64
          7.24               (8.01)           1,049           1.50             (0.94)          2.08            152.13
          7.87              (21.28)(d)          809           1.50(e)          (0.48)(e)       2.04(e)         140.49(d)
          7.73                6.92              386           2.25             (1.46)          2.55            219.39
          7.23               20.10              239           2.25             (1.71)          2.57            196.42
          6.02              (15.80)             178           2.25             (1.68)          2.68            185.64
          7.15               (8.80)             236           2.25             (1.68)          2.74            152.13
          7.84              (21.60)(d)          249           2.25(e)          (1.26)(e)       2.69(e)         140.49(d)

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE STRATEGIC DIVIDEND FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                           INVESTMENT ACTIVITIES                          DIVIDENDS
                                          -------------------------------------------------------   ----------------------
                                                                       NET REALIZED
                                          NET ASSET                        AND
                                           VALUE,          NET          UNREALIZED     TOTAL FROM      NET
                                          BEGINNING    INVESTMENT     GAINS/(LOSSES)   INVESTMENT   INVESTMENT     TOTAL
                                          OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME     DIVIDENDS
                                          ---------   -------------   --------------   ----------   ----------   ---------
INSTITUTIONAL CLASS SHARES
  Year Ended May 31, 2005(c)............   $10.00         $0.16           $0.24          $0.40        $(0.17)     $(0.17)
CLASS A SHARES
  Year Ended May 31, 2005(c)............    10.00          0.15            0.24           0.39         (0.16)      (0.16)

---------------

(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would be as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(c) Fund commenced operations on November 9, 2004.

(d) Not annualized.

(e) Annualized.

                       See notes to financial statements.

                                                                                RATIO OF NET
                                                                RATIO OF         INVESTMENT           RATIO OF
       NET ASSET         TOTAL RETURN       NET ASSETS AT       EXPENSES           INCOME             EXPENSES
        VALUE,            (EXCLUDES         END OF PERIOD      TO AVERAGE        TO AVERAGE          TO AVERAGE
     END OF PERIOD     SALES CHARGE)(D)        (000'S)        NET ASSETS(E)     NET ASSETS(E)     NET ASSETS(A)(E)
     -------------     ----------------     -------------     -------------     -------------     ----------------
        $10.23              3.94%              $19,218           0.95%             3.14%               1.47%
         10.23               3.91                1,227            1.20              2.94                1.84


        PORTFOLIO
      TURNOVER(B)(D)
      --------------
          9.13%
           9.13

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE ADVISOR LIFESTYLE SERIES
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                               INVESTMENT ACTIVITIES                              DIVIDENDS
                                          ----------------------------------------------------------------      -------------
                                                                             NET REALIZED
                                          NET ASSET                              AND
                                           VALUE,             NET             UNREALIZED        TOTAL FROM         NET
                                          BEGINNING       INVESTMENT        GAINS/(LOSSES)      INVESTMENT      INVESTMENT
                                          OF PERIOD      INCOME/(LOSS)      ON INVESTMENTS      ACTIVITIES        INCOME
                                          ---------      -------------      --------------      ----------      ----------
THE ADVISOR GROWTH PORTFOLIO
CLASS C SHARES
 Year Ended May 31, 2005................   $11.11           $(0.02)             $0.78             $0.76           $   --*
 Year Ended May 31, 2004(b).............    10.00            (0.06)              1.17              1.11               --
THE ADVISOR MODERATE PORTFOLIO
CLASS C SHARES
 Year Ended May 31, 2005................   $10.90           $ 0.04              $0.63             $0.67           $(0.03)
 Year Ended May 31, 2004(b).............    10.00            (0.02)              0.92              0.90               --
THE ADVISOR CONSERVATIVE PORTFOLIO
CLASS C SHARES
 Year Ended May 31, 2005................   $10.40           $ 0.08              $0.36             $0.44           $(0.08)
 Year Ended May 31, 2004(b).............    10.00             0.03               0.40              0.43            (0.03)

                                                 DIVIDENDS
                                          -----------------------

                                            NET
                                          REALIZED        TOTAL
                                           GAINS        DIVIDENDS
                                          --------      ---------
THE ADVISOR GROWTH PORTFOLIO
CLASS C SHARES
 Year Ended May 31, 2005................   $(0.21)       $(0.21)
 Year Ended May 31, 2004(b).............       --            --
THE ADVISOR MODERATE PORTFOLIO
CLASS C SHARES
 Year Ended May 31, 2005................   $(0.13)       $(0.16)
 Year Ended May 31, 2004(b).............       --            --
THE ADVISOR CONSERVATIVE PORTFOLIO
CLASS C SHARES
 Year Ended May 31, 2005................   $(0.23)       $(0.31)
 Year Ended May 31, 2004(b).............       --         (0.03)

---------------

 * Less than $0.005 per share

(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would be as indicated.

(b) Fund commenced operations on August 5, 2003.

(c) Not annualized.

(d) Annualized.

                       See notes to financial statements.

                                                                      RATIO OF NET
                                                          RATIO OF     INVESTMENT      RATIO OF
        NET ASSET       TOTAL RETURN     NET ASSETS AT    EXPENSES       INCOME        EXPENSES
         VALUE,          (EXCLUDES       END OF PERIOD   TO AVERAGE    TO AVERAGE     TO AVERAGE     PORTFOLIO
      END OF PERIOD   SALES CHARGE)(A)      (000'S)      NET ASSETS    NET ASSETS    NET ASSETS(A)   TURNOVER
      -------------   ----------------   -------------   ----------   ------------   -------------   ---------
         $11.66              6.89%          $ 9,447         1.57%        (0.28)%          2.16%         5.14%
          11.11             11.10(c)          6,680      1.99(d)         (0.78)(d)        2.36(d)      13.98(c)
         $11.41              6.19%          $13,181         1.45%         0.35%           1.98%         4.86%
          10.90              9.00(c)          7,530         1.97(d)      (0.26)(d)        2.33(d)      10.07(c)
         $10.53              4.25%          $ 8,620         1.58%         0.84%           2.18%         6.30%
          10.40              4.27(c)          5,698      2.04(d)          0.36(d)         2.40(d)    12.32(c)

                       See notes to financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Performance Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Money Market Fund, The Short Term Government Income Fund, The Intermediate Term Income Fund, The Large Cap Equity Fund, The Mid Cap Equity Fund, The Leaders Equity Fund, The Strategic Dividend Fund, The Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio and The Performance Advisor Conservative Portfolio (ten separate portfolios constituting Performance Funds Trust, hereinafter collectively referred to as the "Trust") at May 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
July 29, 2005

PERFORMANCE FUNDS TRUST

ADDITIONAL INFORMATION (UNAUDITED)

The Money Market Fund invested, as a percentage of net assets, in the following industries, as of May 31, 2005.

U.S. Government Agency Obligations.........      39.6%
Financial Services.........................      11.1%
Energy.....................................       9.6%
Repurchase Agreements......................       9.1%
Consumer Goods & Services..................       6.8%
Retail.....................................       4.9%
Utilities..................................       4.7%
Certificates of Deposit....................       4.1%
Diversified................................       4.1%
Beverages..................................       2.7%
Newspapers.................................       2.1%
Municipal Bonds............................       1.4%
Other Assets/Liabilities...................      (0.2)%
                                               ------
      TOTAL................................     100.0%
                                               ======

The Short Term Government Income Fund invested, as a percentage of net assets, in the following industries, as of May 31, 2005.

U.S. Government Agency Mortgages...........     29.2%
Federal Home Loan Bank.....................     27.5%
Federal National Mortgage Association......     25.9%
Federal Home Loan Mortgage Corporation.....      9.4%
Investment Companies.......................      4.9%
Federal Farm Credit Bank...................      2.9%
Other Assets/Liabilities...................      0.2%
                                               ------
      TOTAL................................    100.0%
                                               ======

The Intermediate Term Income Fund invested, as a percentage of net assets, in the following industries, as of May 31, 2005.

U.S. Government Agency Obligations.........     62.6%
U.S. Treasury Obligations..................      8.6%
Financial Services.........................      8.5%
Food Products & Services...................      3.0%
Utilities..................................      2.6%
Telecommunications.........................      2.5%
Railroads..................................      2.2%
Investment Companies.......................      1.9%
Beverages..................................      1.6%
Electric & Electronic Equipment............      1.6%
Aerospace/Defense..........................      1.4%
Automotive.................................      1.4%
Retail.....................................      0.7%
Chemicals..................................      0.4%
Consumer Non-Durable.......................      0.4%
Other Assets/Liabilities...................      0.6%
                                               ------
      TOTAL................................    100.0%
                                               ======

The Large Cap Equity Fund invested, as a percentage of net assets, in the following industries, as of May 31, 2005.

Health Care................................    13.6%
Diversified................................    10.0%
Energy.....................................     9.7%
Financial Services.........................     9.7%
Retail.....................................     6.4%
Oil/Gas....................................     6.2%
Consumer Goods & Services..................     5.4%
Utilities..................................     5.2%
Computers..................................     4.5%
Insurance..................................     3.8%
Chemicals..................................     3.2%
Computer Software..........................     3.0%
Aerospace/Defense..........................     2.6%
Construction...............................     2.6%
Capital Goods..............................     2.2%
Investment Companies.......................     2.2%
Shelter....................................     1.8%
Hotels.....................................     1.7%
Commercial Services........................     1.0%
Railroads..................................     0.9%
Automotive.................................     0.8%
Beverages..................................     0.8%
Restaurants................................     0.8%
Transportation & Shipping..................     0.5%
Other Assets/Liabilities...................     1.4%
                                               -----
      TOTAL................................   100.0%
                                               =====

The Mid Cap Equity Fund invested, as a percentage of net assets, in the following industries, as of May 31, 2005.

Energy.....................................     14.8%
Retail.....................................     11.8%
Health Care................................      9.5%
Consumer Goods & Services..................      6.6%
Financial Services.........................      6.6%
Computer Software..........................      5.7%
Utilities..................................      5.5%
Capital Goods..............................      4.9%
Depositary Receipts........................      4.4%
Insurance..................................      4.0%
Shelter....................................      4.0%
Investment Companies.......................      4.0%
Transportation.............................      2.7%
Food.......................................      2.0%
Beverages..................................      1.6%
Diversified................................      1.5%
Entertainment..............................      1.2%
Telecommunications.........................      1.2%
Raw Materials..............................      1.1%
U.S. Government Agency Obligations.........      1.1%
Real Estate Investment Trusts..............      1.0%
Construction...............................      0.9%
Chemicals..................................      0.7%
Automotive.................................      0.6%
Electronics................................      0.6%
Restaurants................................      0.6%

PERFORMANCE FUNDS TRUST

ADDITIONAL INFORMATION, CONTINUED (UNAUDITED)

The Mid Cap Equity Fund, continued
Technology.................................      0.6%
Wholesale Distribution.....................      0.5%
Business Equipment & Services..............      0.3%
Other Assets/Liabilities...................        0%*
                                               ------
      TOTAL................................    100.0%
                                               ======

---------------

* Rounds to less than 0.1%
The Leaders Equity Fund invested, as a percentage of net assets, in the following industries, as of May 31, 2005.

Energy.....................................     16.1%
Health Care................................     14.3%
Retail.....................................      8.9%
Financial Services.........................      7.8%
Insurance..................................      7.6%
Consumer Goods & Services..................      7.5%
Oil/Gas....................................      6.1%
Shelter....................................      4.6%
Capital Goods..............................      3.8%
Diversified................................      3.6%
Computer Software..........................      2.3%
Telecommunications.........................      2.1%
Restaurants................................      2.0%
Investment Companies.......................      2.0%
Other Assets/Liabilities...................      2.0%
Aerospace/Defense..........................      2.0%
Entertainment..............................      1.9%
Railroads..................................      1.9%
Technology.................................      1.8%
Food.......................................      1.7%
                                               ------
      TOTAL................................    100.0%
                                               ======

The Strategic Dividend Fund Invested, as a percentage of net assets, in the following industries, as of May 31, 2005.

Financial Services.........................     18.9%
Energy.....................................     14.5%
Utilities..................................     13.9%
Real Estate Investment Trusts..............     12.2%
Investment Companies.......................     11.0%
Health Care................................      5.9%
Chemicals..................................      3.7%
Diversified................................      3.6%
Telecommunications.........................      3.4%
Consumer Goods & Services..................      2.2%
Insurance..................................      2.1%
Paper Products.............................      2.1%
Consumer Non-Durable.......................      1.8%
Food.......................................      1.7%
Raw Materials..............................      1.7%
Business Equipment & Services..............      1.6%
Transportation.............................      1.2%
Capital Goods..............................      0.9%
Other Assets/Liabilities...................     -2.4%
                                               ------
      TOTAL................................    100.0%
                                               ======

The Performance Advisor Growth Portfolio invested, as a percentage of net assets, in the following funds, as of May 31, 2005.

Performance Mid Cap Equity Fund............     29.9%
Performance Large Cap Equity Fund..........     24.5%
Performance Short Term Government Income
  Fund.....................................     23.2%
Performance Leaders Equity Fund............     14.9%
Performance Intermediate Term Income
  Fund.....................................      5.0%
Performance Money Market Fund..............      2.4%
Other Assets/Liabilities...................      0.1%
                                               ------
      TOTAL................................    100.0%
                                               ======

The Performance Advisor Moderate Portfolio invested, as a percentage of net assets, in the following funds, as of May 31, 2005.

Performance Short Term Government Income
  Fund.....................................     28.7%
Performance Mid Cap Equity Fund............     25.1%
Performance Large Cap Equity Fund..........     19.7%
Performance Intermediate Term Income
  Fund.....................................     14.9%
Performance Leaders Equity Fund............     10.0%
Performance Money Market Fund..............      1.5%
Other Assets/Liabilities...................      0.1%
                                               ------
      TOTAL................................    100.0%
                                               ======

The Performance Advisor Conservative Portfolio invested, as a percentage of net assets, in the following funds, as of May 31, 2005.

Performance Short Term Government Income
  Fund.....................................     39.8%
Performance Large Cap Equity Fund..........     24.9%
Performance Intermediate Term Income
  Fund.....................................     19.4%
Performance Mid Cap Equity Fund............     10.2%
Performance Money Market Fund..............      5.7%
Other Assets/Liabilities...................        0%*
                                               ------
      TOTAL................................    100.0%
                                               ======

---------------

* Rounds to less than 0.1%

PERFORMANCE FUNDS TRUST

ACTUAL RETURNS (UNAUDITED)
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                       BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                     ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                        12/1/04         5/31/05      12/1/04 - 5/31/05   12/1/04 - 5/31/05
                                     -------------   -------------   -----------------   -----------------
Money Market Fund -- Class I.......    $1,000.00       $1,010.30           $2.46               0.49%
Money Market Fund -- Class A.......     1,000.00        1,009.00            3.71               0.74%
Money Market Fund -- Class B.......     1,000.00        1,009.00            3.71               0.74%
Short Term Government Fund -- Class
  I................................     1,000.00        1,008.70            3.76               0.75%
Short Term Government Fund -- Class
  A................................     1,000.00        1,007.40            5.00               1.00%
Intermediate Income Fund -- Class
  I................................     1,000.00        1,021.10            4.13               0.82%
Intermediate Income Fund -- Class
  A................................     1,000.00        1,019.80            5.39               1.07%
Intermediate Income Fund -- Class
  B................................     1,000.00        1,015.00            9.14               1.82%
Large Cap Equity Fund -- Class I...     1,000.00        1,023.70            5.10               1.01%
Large Cap Equity Fund -- Class A...     1,000.00        1,022.30            6.35               1.26%
Large Cap Equity Fund -- Class B...     1,000.00        1,018.30           10.11               2.01%
Mid Cap Equity Fund -- Class I.....     1,000.00        1,063.80            5.87               1.14%
Mid Cap Equity Fund -- Class A.....     1,000.00        1,062.70            7.15               1.39%
Mid Cap Equity Fund -- Class B.....     1,000.00        1,058.40           10.98               2.14%
Leaders Equity Fund -- Class I.....     1,000.00          990.20            6.20               1.25%
Leaders Equity Fund -- Class A.....     1,000.00          988.90            7.44               1.50%
Leaders Equity Fund -- Class B.....     1,000.00          986.00           11.14               2.25%
Strategic Dividend Fund -- Class
  I................................     1,000.00        1,032.20            5.32               1.05%
Strategic Dividend Fund -- Class
  A................................     1,000.00        1,031.90            6.59               1.30%
Performance Advisor Growth Fund --
  Class C..........................     1,000.00        1,021.10            6.95               1.38%
Performance Advisor Moderate
  Fund -- Class C..................     1,000.00        1,020.50            6.65               1.32%
Performance Advisor Conservative
  Fund -- Class C..................     1,000.00        1,015.40            6.93               1.38%

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

PERFORMANCE FUNDS TRUST

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES (UNAUDITED)
The table below provides information about hypothetical account values and hypothetical expenses based on each Performance Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please, note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                       BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                     ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                        12/1/04         5/31/05      12/1/04 - 5/31/05   12/1/04 - 5/31/05
                                     -------------   -------------   -----------------   -----------------
Money Market Fund -- Class I.......    $1,000.00       $1,022.49           $2.47               0.49%
Money Market Fund -- Class A.......     1,000.00        1,021.24            3.73               0.74%
Money Market Fund -- Class B.......     1,000.00        1,021.24            3.73               0.74%
Short Term Government Fund -- Class
  I................................     1,000.00        1,021.19            3.78               0.75%
Short Term Government Fund -- Class
  A................................     1,000.00        1,019.95            5.04               1.00%
Intermediate Income Fund -- Class
  I................................     1,000.00        1,020.84            4.13               0.82%
Intermediate Income Fund -- Class
  A................................     1,000.00        1,019.60            5.39               1.07%
Intermediate Income Fund -- Class
  B................................     1,000.00        1,015.86            9.15               1.82%
Large Cap Equity Fund -- Class I...     1,000.00        1,019.90            5.09               1.01%
Large Cap Equity Fund -- Class A...     1,000.00        1,018.65            6.34               1.26%
Large Cap Equity Fund -- Class B...     1,000.00        1,014.91           10.10               2.01%
Mid Cap Equity Fund -- Class I.....     1,000.00        1,019.25            5.74               1.14%
Mid Cap Equity Fund -- Class A.....     1,000.00        1,018.00            6.99               1.39%
Mid Cap Equity Fund -- Class B.....     1,000.00        1,014.26           10.75               2.14%
Leaders Equity Fund -- Class I.....     1,000.00        1,018.70            6.29               1.25%
Leaders Equity Fund -- Class A.....     1,000.00        1,017.45            7.54               1.50%
Leaders Equity Fund -- Class B.....     1,000.00        1,013.71           11.30               2.25%
Strategic Dividend Fund -- Class
  I................................     1,000.00        1,019.70            5.29               1.05%
Strategic Dividend Fund -- Class
  A................................     1,000.00        1,018.45            6.54               1.30%
Performance Advisor Growth Fund --
  Class C..........................     1,000.00        1,018.05            6.94               1.38%
Performance Advisor Moderate
  Fund -- Class C..................     1,000.00        1,018.35            6.64               1.32%
Performance Advisor Conservative
  Fund -- Class C..................     1,000.00        1,018.05            6.94               1.38%

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

PERFORMANCE FUNDS TRUST

ANNUAL APPROVAL OF INVESTMENT ADVISORY CONTRACT AND SUPPLEMENTS BETWEEN TRUSTMARK AND THE TRUST (UNAUDITED)
The Board of Trustees of the Trust determined on February 14, 2005 whether to renew the Trust's investment advisory contract with Trustmark (the "Contract"). Prior to making its determination, the Board received detailed information from Trustmark relating to its consideration of the Contract of the Trust, including, among other things, (i) performance data of each Fund and its peer groups (ii) data concerning the fees and expenses of each Fund compared to Lipper peer groups and, with respect to each Fund except for the Money Market Fund, Morningstar peer groups, (iii) performance data of each Fund compared to relative indices, (iv) the financial statements of Trustmark and (v) Trustmark's memorandum to the Board addressing specific information requested by the Board's independent counsel. In addition, the Board reviewed a memorandum from its independent counsel detailing the Boards' duties and responsibilities in considering the renewal of the Contract.

In reaching its decision to renew the Contract, the Board, including a majority of the Trustees who are not interested persons under the Investment Company Act of 1940 (the "Independent Trustees"), considered, among other things: (i) the nature, extent and quality of Trustmark's services provided to the Fund; (ii) each Fund's performance compared to its relative index, (iii) the reasonableness of the overall compensation; (iv) Lipper information and with respect to each Fund except for the Money Market Fund, Morningstar information comparing each Fund's performance, advisory fee and expense ratio to that of its peer groups;
(v) Trustmark's financial information; (vi) any compensation and other possible benefits to Trustmark, including soft dollars, arising from its advisory and other relationships with the Trust; and (vii) the extent to which economies of scale would be realized as the Trust grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.

During the course of its deliberations, the Board, including a majority of the Independent Trustees, reached the following conclusions, among others, regarding Trustmark and each Contract: with respect to the Short Term Government Income Fund, Intermediate Term Income Fund and Large Cap Equity Fund, while each Fund's total expense ratios were above the peer group average, the advisory fee was less than the peer group average and performance was higher than the peer group average; with respect to the Mid Cap Equity Fund, the advisory fee was less than the peer group average, the total expense ratio was less than the peer group average for the Fund's Class A shares and Class B shares and the Fund's performance was slightly above the peer group average; with respect to the Leaders Equity Fund, the advisory fee was above the peer group average, the total expense ratio was below the peer group average and performance was higher than the peer group average; with respect to the Lifestyle Funds, the Funds performed below the peer group averages and each Fund's expense ratio, before and after waivers, and advisory fees were above the peer group averages, that Trustmark had waived all of its advisory fees and that the Fund's had start-up costs, a limited operating history and relatively low asset levels; with respect to the Money Market Fund, the Fund performed below (within fifteen basis points, for the 1 year, 3 year, 5 year and 10 year periods as of December 31, 2004) the peer group average, the total expenses of the Funds Class A shares and Institutional shares, before and after waivers, were above the peer group average while the total expenses of the Fund's Class B shares were above before waivers but below after waivers compared to the peer group average, the Fund's Class A shares and Class B shares advisory fee, before and after waivers, were less than the peer group average, while the Fund's Institutional Class advisory fee, before and after waivers, was above the peer group average.

The Board discussed the other compensation or possible benefits to Trustmark, including soft dollars and compensation payable by the Funds to Trustmark's affiliate for custodian services. The Board also discussed the feasibility of reduced advisory fees at breakpoint levels of larger assets of the Funds. It was noted that the fund complex size was not sufficiently large enough to warrant consideration of breakpoints in advisory fees at this time.

The Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the Contract were fair and reasonable with respect to the services that Trustmark provides and in light of the other factors described above that the Board deemed relevant. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Contract. Based on the factors considered, the Board, including all of the Independent Trustees, concluded that it was appropriate to renew the Contract.

PERFORMANCE FUNDS TRUST

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the year ended May 31, 2005, the Funds declared long term distributions of realized gains qualifying for a maximum 15% capital gains tax rate for individuals as follows:

                                                              LONG TERM 15%
                                                              -------------
The Large Cap Equity Fund...................................   $12,597,753
The Mid Cap Equity Fund.....................................   $10,507,626
The Performance Advisor Growth Portfolio....................       111,933
The Performance Advisor Moderate Portfolio..................        62,045
The Performance Advisor Conservative Portfolio..............        78,360

For corporate shareholders the percentage of the total ordinary income dividends paid during the year ended May 31, 2005, that qualify for the corporate dividend received deduction, are as follows:

                                                              PERCENTAGE
                                                              ----------
The Large Cap Equity Fund...................................      100%
The Mid Cap Equity Fund.....................................      100%
The Strategic Dividend Fund.................................      100%
The Performance Advisor Growth Portfolio....................    34.96%
The Performance Advisor Moderate Portfolio..................    31.51%
The Performance Advisor Conservative Portfolio..............    21.35%

For individual shareholders the percentage of the total ordinary income dividends paid during the year ended May 31, 2005, that qualify for a maximum 15% tax rate, are as follows:

                                                              PERCENTAGE
                                                              ----------
The Large Cap Equity Fund...................................      100%
The Mid Cap Equity Fund.....................................      100%
The Strategic Dividend Fund.................................      100%
The Performance Advisor Growth Portfolio....................    34.96%
The Performance Advisor Moderate Portfolio..................    31.58%
The Performance Advisor Conservative Portfolio..............    24.41%

For the fiscal year ended May 31, 2005 certain dividends paid by The Performance Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

OTHER INFORMATION (UNAUDITED)
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-PERFORM (737-3676) and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-PERFORM (737-3676) and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Portfolio Investments for periods ending August 31 and February 28 are available starting, without charge, upon request, by calling 1-800-PERFORM (737-3676) and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

PERFORMANCE FUNDS TRUST

SPECIAL MEETING OF THE SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders of Performance Funds Trust was held on January 31, 2005. At the meeting the following two proposals were voted on. Results of the votes are included.

Proposal 1:  The election of five Trustees of the Trust

                                                      FOR        AGAINST       TOTAL
                                                  -----------   ---------   -----------
Walter P. Neely.................................  227,313,985       4,853   227,318,838
Joe J. Powell III...............................  227,313,985       4,853   227,318,838
James Harold Daughdrill III.....................  227,314,667       4,171   227,318,838
Shirley F. Olsen................................  227,313,985       4,853   227,318,838
Walter B. Grimm.................................  224,593,148   2,725,690   227,318,838

    Proposal 2: To approve a change to the Leaders Equity Fund's fundamental investment restriction regarding diversification (for the Leaders Equity Fund shareholders only).

FOR                                          AGAINST   ABSTAIN   BROKER NON-VOTES     TOTAL
---                                          -------   -------   ----------------   ---------
4,166,258..................................     0        21          125,440        4,291,719

PERFORMANCE FUNDS TRUST

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

The names of the Trustees, their addresses, ages, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) and each non-interested Trustee are set forth below:

Trustees

                                                                                         NUMBER OF
                                            TERM OF                                    PORTFOLIOS IN       OTHER
                           POSITION(S)    OFFICE AND                                   FUND COMPLEX    DIRECTORSHIPS
                            HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY       HELD BY
NAME, ADDRESS, AND AGE      THE TRUST     TIME SERVED        DURING PAST 5 YEARS          TRUSTEE         TRUSTEE
----------------------     -----------   -------------  -----------------------------  -------------   -------------
NON-INTERESTED TRUSTEES
James H. Daughdrill, III     Trustee     Indefinite,    President and Chief Executive       11         N/A
Age 49                                   1/05 to        Officer, The Walker
2829 Lakeland Drive                      present        Companies, 1991 to present.
Suite 1600
Jackson, MS 39232
Joe J. Powell III*           Trustee     Indefinite,    Founder, Director and               11         N/A
Age 52                                   11/02 to       President, Maximum
417 Glenway Drive                        present        Information Technology, Inc.,
Jackson, MS 30602                                       2000 to present; Executive
                                                        Vice President and Director
                                                        of Investments, First
                                                        American National Bank,
                                                        1997-2000.
Walter P. Neely, Ph.D.*    Trustee and   Indefinite,    Professor and Consultant,           11         N/A
CFA                         Chairman     5/92 to        Millsaps College, Jackson,
Age 60                                   present        Mississippi, since 1980.
1701 North State Street
Jackson, MS 39210
Shirley F. Olson*            Trustee     Indefinite,    Consultant, The Olson               11         N/A
Age 57                                   1/05           Consulting Group LLC, 1997 to
70 St. Andrews Place                                    present.
Jackson, MS 39211

INTERESTED TRUSTEE
Walter B. Grimm(1)           Trustee     Indefinite,    Employee of BISYS Fund              11         **
Age 59                                   9/98 to        Services--6/92 to present.
3435 Stelzer Road                        present        Currently serves as Senior
Columbus, OH 43219                                      Vice President.

PERFORMANCE FUNDS TRUST

INFORMATION ABOUT TRUSTEES AND OFFICERS, CONTINUED (UNAUDITED)

Principal Officers

                        POSITION(S) HELD WITH     TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE        THE TRUST          LENGTH OF TIME SERVED           DURING PAST 5 YEARS
----------------------  ----------------------   ---------------------   ------------------------------------
Walter B. Grimm         President of the Trust    Indefinite, 9/98 to    Employee of BISYS Fund
Age 59                                            present                Services--6/92 to present. Currently
3435 Stelzer Road                                                        serves as Senior Vice President.
Columbus, OH 43219
Curtis Barnes           Secretary of the Trust    Indefinite, 5/99 to    Vice President, Legal Services,
Age 51                                            present                BISYS Fund Services--Employee since
100 Summer Street                                                        May 1995.
Suite 1500
Boston, MA 01867
Chris Sabato            Treasurer of the Trust    Indefinite, 11/04 to   Director, Fund Administration, BISYS
Age 36                  and Principal             present                Fund Services--Employee since
3435 Stelzer Road       Accounting Officer                               February 1993.
Columbus, OH
Teresa Scheel           Vice President of the     Indefinite, 11/04 to   First Vice President, Trustmark
Age 40                  Trust                     present                National Bank--Since October 1999.
1701 Lakeland Drive
Jackson, MS 39216
George Stevens          Chief Compliance          One year, 9/04 to      Employee of BISYS Fund
Age 54                  Officer of the Trust      present                Services--9/96 to present.
3435 Stelzer Road       and Anti-Money
Columbus, OH            Laundering Officer

 * Member of the Audit Committee and Nominating Committee.

** Mr. Grimm also serves as a director or trustee of the following fund groups:
   American Performance Funds, The Coventry Group, and Variable Insurance Funds.

(1) Mr. Grimm may be deemed to be an "interested person," as defined by the Investment Company Act of 1940, because of his employment with BISYS Fund Services.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-888-426-9709 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

                      (This page intentionally left blank)

[PERFORMANCE FUNDS LOGO]

INVESTMENT ADVISOR

Trustmark Investment Advisors, Inc.
248 East Capitol Street
Jackson, Mississippi 39201

ADMINISTRATOR AND TRANSFER AGENT

BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

DISTRIBUTOR

Performance Funds Distributor, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN

Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201

COUNSEL

Drinker Biddle & Reath LLP
One Logan Square 18(th) and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF THE PERFORMANCE FAMILY OF MUTUAL FUNDS. ITS USE IN CONNECTION WITH ANY OFFERING OF THE TRUST'S SHARES IS AUTHORIZED ONLY IN CASE OF A CONCURRENT OR PRIOR DELIVERY OF THE TRUST'S CURRENT PROSPECTUS.

PRFAR 05/05

[PERFORMANCE FUNDS LOGO]

PERFORMANCE FUNDS TRUST
A FAMILY OF MUTUAL FUNDS

ANNUAL REPORT
MAY 31, 2005

SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, TRUSTMARK NATIONAL BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE TRUST INVOLVE INVESTMENT RISK,
INCLUDING POSSIBLE LOSS OF PRINCIPAL. PAST PERFORMANCE IS NOT
INDICATIVE OF FUTURE RESULTS.

ITEM 2. CODE OF ETHICS.

      Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

      THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS AN EXHIBIT.

      The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

      If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

      DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (B) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

          (2) If the registrant provides the disclosure required by paragraph
          (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

          (3) If the registrant provides the disclosure required by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERTS ARE WALTER P. NEELEY, JOE J. POWELL III, AND JAMES H. DAUGHDRILL III WHO ARE "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

                  2004 $ 104,000
                  2005 $ 111,500

      (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

                  2004 $ 1,500
                  2005 $ 0

      (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

                  2004 $ 26,000

                  2005 $ 31,500

      (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

                  2004 $ 0
                  2005 $ 0

      (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

              Pre-approval by the Committee of non-audit services is not required so long as:

      (1)   (A)  with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenue paid to the auditor by the Funds during the fiscal year in which the services are provided;

            (B) with respect to the Adviser and any Advisor-affiliated service provider, the aggregate of all such non-audit services provided constitutes no more than 5% of all total amount of the revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Advisor and any Advisor-affiliated service provider during the fiscal year in which the services are provided;

      (2) such services under (1) above were not recognized by the Funds at the time of the engagement to be non-audit services and such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its Delegate(s) (as defined below)

            (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            2004 100%
            2005 100%

      (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

NOT APPLICABLE

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

NOT APPLICABLE

      (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

      (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

      (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

      (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

      (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

      (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

      (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Performance Funds Trust
             ---------------------------------------

By (Signature and Title)* /s/ Walter B. Grimm President, Performance Funds Trust
                         -------------------------------------------------------

Date_________8/10/05_____________________

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Walter B. Grimm President, Performance Funds Trust
                         -------------------------------------------------------

Date________8/10/05_______________________

By (Signature and Title)* /s/ Chris Sabato    Treasurer, Performance Funds Trust
                         -------------------------------------------------------

Date________8/10/05________________________

* Print the name and title of each signing officer under his or her signature.